UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06515

Morgan Stanley Global Fixed Income Opportunities Fund
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	October 31,

Date of reporting period:	October 31, 2015

Item 1 - Report to Shareholders

Trustees

Frank L. Bowman
Kathleen A. Dennis
Nancy C. Everett
Jakki L. Haussler
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent, Chair of the Board
W. Allen Reed
Fergus Reid

Officers

John H. Gernon
President and Principal Executive Officer

Stefanie V. Chang Yu
Chief Compliance Officer

Joseph C. Benedetti
Vice President

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Adviser

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Please read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

© 2015 Morgan Stanley

INVESTMENT MANAGEMENT

Morgan Stanley Global Fixed Income Opportunities Fund

Annual Report

October 31, 2015

DINANN
1361409 EXP 12.31.16

Morgan Stanley Global Fixed Income Opportunities Fund

Table of Contents

Welcome Shareholder	3
Fund Report	4
Performance Summary	10
Expense Example	12
Portfolio of Investments	14
Statement of Assets and Liabilities	39
Statement of Operations	40
Statements of Changes in Net Assets	42
Notes to Financial Statements	43
Financial Highlights	64
Report of Independent Registered Public Accounting Firm	70
Investment Advisory Agreement Approval	71
U.S. Privacy Policy	74
Trustee and Officer Information	79

Welcome Shareholder,

We are pleased to provide this annual report, in which you will learn how your investment in Morgan Stanley Global Fixed Income Opportunities Fund (the "Fund") performed during the latest twelve-month period. It includes an overview of the market conditions and discusses some of the factors that affected performance during the reporting period. In addition, the report contains financial statements and a list of portfolio holdings.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report (unaudited)

For the year ended October 31, 2015

Total Return for the 12 Months Ended October 31, 2015
Class A	Class B	Class L	Class I	Class C*	Class IS	Barclays Global Aggregate Index[1]	Lipper Global Income Funds Index[2]
–0.53%	–1.01%	–0.73%	–0.17%	–2.48%	–0.13%	–3.07%	–2.38%

The performance of the Fund's six share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

*  Performance shown for Class C shares is for the period since inception on April 30, 2015. Performance information for very short periods should not be the sole factor in making an investment decision because short-term returns may not be indicative of the Fund's long-term performance potential.

Market Conditions

Concerns over central bank policy around the world and global issues, such as Greece's debt crisis and China's economic slowdown, kept bond markets fairly turbulent during the period. Risk premia rose substantially in the latter months of the period and asset prices suffered. The rise in risk premia was driven by a continued tightening of financial conditions, catalyzed by a devaluation of the Chinese currency in August. This tightening of financial conditions resulted in falling business confidence and generally weaker-than-expected economic data. These factors drove "risk-off" sentiment and led to a widening of credit spreads, an equity market sell-off and a rally in U.S. Treasuries. Furthermore, to the surprise of many, the Federal

Reserve (Fed) kept interest rates unchanged and delivered a more dovish-than-expected policy statement at its September 2015 meeting. As an unintended consequence, markets increasingly worried that the negative impact on the U.S. economy's growth dynamics would warrant a ratcheting down of global growth expectations. This fear drove risk premia even higher. Central banks took actions and made communications to ease policy during that period, the benefit of which we are now seeing at the start of the fourth quarter.

Recovering from a volatile fourth quarter of 2014, U.S. high yield credit started 2015 on a positive note, as one of the few fixed income sectors to have positive performance in the first quarter of 2015. However, amid economic and geopolitical worries, the U.S. credit markets endured record amounts of new issuance, which eventually pressured yield spreads wider (and prices lower, as bond prices move inversely to yields). Over the course of 2015, credit spreads in all markets have widened materially and are currently at levels which are typically only seen in periods of economic recession or systemic stress. The spreads observable in the investment grade markets include a material risk premium, and spreads in the high yield market are compensating for a significant uptick in defaults. While it is clear that certain emerging markets are seeing a material risk of recession, the consensus is for the developed world to see moderate growth over the coming year. We believe this growth backdrop, combined with low inflation, is likely to lead to ongoing accommodative monetary policy from the central banks around the world, which should keep defaults low and support credit markets.

Another driver of credit spreads is the technical balance between supply and demand. Supply volume has been elevated across many of the credit markets. This has been most apparent in the U.S. investment grade market, where a combination of increased merger and acquisition activity and the fear that an interest rate tightening cycle could increase the future cost of long-term debt financing has caused corporate treasurers to turn to the bond markets. As a result, year-to-date new issue volumes have been running at record pace. This is to a lesser extent also true in the U.S. high yield and European investment grade markets. Along with this high level of issuance, demand has been muted as many yield-oriented investors are awaiting higher yields before committing capital to the market. This mismatch between supply and demand has resulted in a higher liquidity premium, which has contributed to the wider credit spreads.

Despite widening in the latter part of the period, agency mortgage-backed securities (MBS) spreads remain historically expensive. Mortgage rates and prepayment speeds have been range-bound, helping support performance so far, but with the possibility of a Fed rate hike in the coming months, volatility and absolute rate levels could rise and MBS duration extension concerns could return. There is also the additional risk that at some point in 2016 the Fed could end their MBS purchase program, whereby it has been buying 25% to 30% of all new origination.

Prior to September, non-agency MBS prices had been resilient to broader credit market declines and had traded more as a function of the strong U.S. housing market. However, prices finally began to weaken as relative spread differences became more pronounced at the end of September and into October. In contrast to the price declines, the fundamental market conditions underlying the non-agency MBS market remain very strong. Home prices rose 0.6% in July (down 0.2% on a seasonally adjusted basis), and were up 5.0% year-on-year from July 2014.(i) New home sales were up 5.7% in August and up 21.6% from August 2014.(ii) Existing home sales were down 1.4% in August, predominantly due to lack of supply, but were still up 6.1% from August 2014.(iii) The volume of outstanding homes for sale fell to a 4.7-month supply based on current sales volumes, down from 5.0-month supply in July and well below the six-month supply that is historically associated with a balanced housing market.(ii) The U.S. homebuilder confidence index climbed to the highest level since November 2005 as housing supply is historically low and housing demand is steadily improving.(iv) U.S. household formation was up 2.25 million year-on-year as of June, roughly double the long-term average of roughly 1.15 million per year.(ii) Household formation had been depressed and substantially below historical norms for most for the past seven years, and we are now seeing some of this pent-up demand enter the market. Mortgage performance remains positive. Mortgage defaults were essentially unchanged in August at 0.8%,

i  S&P/Case-Shiller 20-City Composite Home Price Index, an index gauging the value of residential real estate in 20 major U.S. metropolitan areas.

ii  U.S. Census Bureau, September 30, 2015

iii  National Association of Realtors, September 30, 2015

iv  National Association of Home Builders, September 30, 2015

down 0.1% from August 2014 and well below the nearly 6% level in 2009.(v)

Commercial mortgage-backed securities (CMBS) spreads also widened significantly in the latter half of the period. Fundamentally, the CMBS sector remains healthy. Retail sales continue to climb, with August numbers up 0.2% from July and up 2.2% from August 2014.(ii) Consumer confidence rose in September to the second highest level in the past eight years.(vi) Hotel occupancy rates are at their highest levels in more than 15 years, exceeding 65% occupancy so far in 2015.(vii) For comparison, the previous credit cycle peak of 2004-2006 averaged roughly 63% occupancy. These high occupancy rates are boosting the performance of the hotel sector of CMBS. The improving economy and employment numbers are also helping reduce office space vacancies. National office vacancy rates fell by 0.4% to 13.5% in the second quarter of 2015 and are expected to fall further this year.(viii) Office rental rates increased at roughly 1.1% in the second quarter of 2015, and this pace of increase is expected to continue based on the declining vacancy rates.(viii)

The fundamental conditions in both the U.K. and continental Europe have been improving. The U.K. economy has gained strength, which could benefit commercial and residential real estate prices. Within the European Union, the European Central Bank appears to be committed to its stimulus policies, which we believe could help reflate asset prices, similar to what the U.S. has experienced over the past six years.

Performance Analysis

Class A, B, L, I and IS shares of Morgan Stanley Global Fixed Income Opportunities Fund outperformed the Barclays Global Aggregate Index (the "Index") and the Lipper Global Income Funds Index for the 12 months ended October 31, 2015, assuming no deduction of applicable sales charges. Class C shares began operations on April 30, 2015 and therefore do not have a full 12-month performance history.

Relative to the Index, overweight positions in high yield and investment grade credit detracted from relative performance. However, overweights in convertible securities and securitized bonds, namely non-agency residential MBS, contributed positively to performance as these sectors were less impacted by global concerns seen throughout the period. The Fund was slightly shorter in duration, a measure of interest-rate sensitivity, than the Index, which detracted somewhat from relative performance during the period. Duration positioning was managed with interest rate futures and swaps. Currency positioning, which is nearly 100 percent hedged to the U.S. dollar using foreign exchange forward contracts, had a positive impact on relative performance.

v  S&P/Experian First Mortgage Default Index, an index measuring default rates across first mortgages

vi  The Conference Board, September 30, 2015

vii  Statistica.com, September 30, 2015

viii  CBRE Group, Inc., September 30, 2015

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

PORTFOLIO COMPOSITION+ as of 10/31/15
Corporate Bonds	40.3%
Sovereign	20.0
Mortgages — Other	13.8
Asset-Backed Securities	7.3
Commercial Mortgage-Backed Securities	5.8
Short-Term Investments	5.5
U.S. Treasury Securities	4.8
Variable Rate Senior Loan Interests	1.7
Collateralized Mortgage Obligations — Agency Collateral Series	0.7
Agency Fixed Rate Mortgages	0.1

+  Does not include open short futures contracts with an underlying face amount of $132,611,403 with net unrealized depreciation of $318,419. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of $44,918 and does not include open swap agreements with net unrealized appreciation of $22,542 and the value of securities held as collateral on loaned securities.

LONG-TERM CREDIT ANALYSIS as of 10/31/15
AAA	6.4
AA	6.5
A	5.4
BBB	19.7
BB	21.6
B or Below	23.5
Not Rated	16.9

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the types of securities mentioned above. All percentages for portfolio composition are as a percentage of total investments and all percentages for long-term credit analysis are as a percentage of total long-term investments.

Security ratings disclosed with the exception for those labeled "not rated" have been rated by at least one Nationally Recognized Statistical Rating Organization ("NRSRO"). These ratings are obtained from Standard & Poor's Ratings Group ("S&P"), Moody's Investors Services, Inc. ("Moody's") or Fitch Ratings ("Fitch"). If two or more NRSROs have assigned a rating to a security, the highest rating is used and if securities are not rated, Morgan Stanley Investment Management Inc. (the "Adviser") has deemed them to be of comparable quality. Ratings from Moody's or Fitch, when used, are converted into their equivalent S&P rating.

Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will normally invest at least 80 percent of its assets in a portfolio of fixed-income securities. The Fund's "Adviser," Morgan Stanley Investment Management Inc., and/or "Sub-Adviser," Morgan Stanley Investment Management Limited, will allocate the Fund's investments among the following asset classes or market segments: (1) corporate securities, (2) residential and commercial mortgage-backed securities, (3) asset-backed securities, (4) emerging market securities, (5) convertible securities, (6) U.S. government securities and foreign sovereign debt, and (7) currency derivatives. Securities may be rated either investment grade or below investment grade and denominated in any currency, hedged or un-hedged. The amount of the Fund's assets committed to any one asset class or market segment will fluctuate. However, the Fund may invest up to 65 percent of its net assets in any one asset class or market segment. The Adviser and Sub-Adviser have the flexibility to select any combination of at least two asset classes of the aforementioned groups depending upon market conditions and the current economic environment and, as a result, at any given time the Fund's assets may be invested in certain groups and not others.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 548-7786 or by visiting the Mutual Fund Center on our web site at www.morganstanley.com/im. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com/im. This information is also available on the SEC's web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Performance Summary (unaudited)

Performance of $10,000 Investment—Class A
Over 10 Years

Average Annual Total Returns—Period Ended October 31, 2015 (unaudtied)
Symbol	Class A Shares* (since 07/28/97) DINAX		Class B Shares** (since 04/09/92) DINBX		Class L Shares*** (since 07/28/97) DINCX	Class I Shares† (since 07/28/97) DINDX	Class C Shares†† (since 04/30/15) MSIPX		Class IS Shares††† (since 09/13/13) MGFOX
1 Year	–0.53 –4.81[4]	%[3]	–1.01 –5.79[4]	%[3]	–0.73 —%[3]	–0.17 —%[3]	— —		–0.13 —%[3]
5 Years	5.18[3] 4.27[4]		4.51[3] 4.17[4]		4.76[3] —	5.51[3] —	— —		— —
10 Years	5.13[3] 4.68[4]		4.62[3] 4.62[4]		4.60[3] —	5.45[3] —	— —		— —
Since Inception	3.99[3] 3.74[4]		4.42[3] 4.42[4]		3.41[3] —	4.26[3] —	–2.48 –3.44[4]	%[3]	4.57[3] —

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class L, Class I, Class C and Class IS shares will vary due to differences in sales charges and expenses. Returns with period less than one year are not annualized. See the Fund's current prospectus for complete details on fees and sales charges.

*  The maximum front-end sales charge for Class A is 4.25%.

**  The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years. Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion (beginning April 2005). Class B shares are closed to new investments.

***  Class L has no sales charge.

†  Class I has no sales charge.

††  The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.

†††  Class IS has no sales charge.

(1)  The Barclays Global Aggregate Index provides a broadbased measure of the global investment grade fixed-rate debt markets. Total Returns shown in unhedged USD. It is not possible to invest directly in an index.

(2)  The Lipper Global Income Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Income Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. The Fund was in the Lipper Global Income Funds classification as of the date of this report.

(3)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(4)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

‡  Ending value assuming a complete redemption on October 31, 2015.

Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 05/01/15 – 10/31/15.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Example (unaudited) continued

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	05/01/15	10/31/15	05/01/15 – 10/31/15
Class A
Actual (–2.22% return)	$1,000.00	$977.80	$5.28
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.86	$5.40
Class B
Actual (–2.35% return)	$1,000.00	$976.50	$8.42
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.69	$8.59
Class L
Actual (–2.35% return)	$1,000.00	$976.50	$6.48
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.65	$6.61
Class I
Actual (–2.03% return)	$1,000.00	$979.70	$3.54
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.63	$3.62
Class C
Actual (–2.48% return)	$1,000.00	$975.20	$8.66
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.43	$8.84
Class IS
Actual (–2.01% return)	$1,000.00	$979.90	$3.29
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.88	$3.36

  @  Expenses are equal to the Fund's annualized expense ratios of 1.06%, 1.69%, 1.30%, 0.71%, 1.74% and 0.66% for Class A, Class B, Class L, Class I, Class C and Class IS shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). If the Fund had borne all of its expenses, the annualized expense ratios would have been 1.07%, 1.91%, 0.72% and 0.67% for Class A, Class B, Class I and Class IS shares, respectively.

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2015

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
		Corporate Bonds (39.8%)
		Australia (0.8%)
		Energy
	$1,200	APT Pipelines Ltd. (a)	4.20%		03/23/25	$1,159,747
EUR	1,400	Origin Energy Finance Ltd.	7.875	(b)	06/16/71	1,570,332
		Total Australia				2,730,079
		Brazil (0.6%)
		Finance
	$800	Banco ABC Brasil SA	7.875		04/08/20	726,000
	450	Banco Daycoval SA (a)	5.75		03/19/19	436,075
	725	Embraer Netherlands Finance BV	5.05		06/15/25	696,000
		Total Brazil				1,858,075
		Canada (0.9%)
		Basic Materials
	750	Lundin Mining Corp. (a)	7.50		11/01/20	759,375
	500	NOVA Chemicals Corp. (a)(c)	5.25		08/01/23	513,475
						1,272,850
		Consumer, Cyclical
	750	Air Canada (a)	7.75		04/15/21	784,688
		Finance
	500	Baytex Energy Corp. (a)	5.625		06/01/24	415,000
		Industrials
	550	Bombardier, Inc. (a)	6.125		01/15/23	429,000
		Total Canada				2,901,538
		Chile (0.2%)
		Communications
	400	Empresa Nacional de Telecomunicaciones SA (a)(c)	4.75		08/01/26	390,640
		Consumer, Non-Cyclical
	425	Cencosud SA (a)	6.625		02/12/45	388,796
		Total Chile				779,436
		China (0.3%)
		Consumer, Non-Cyclical
HKD	5,000	Hengan International Group Co., Ltd.	0.00	(d)	06/27/18	683,012
		Utilities
	$250	ENN Energy Holdings Ltd.	0.00	(d)	02/26/18	285,312
		Total China				968,324

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2015 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
		Denmark (0.0%) (e)
		Finance
DKK	(f)	Nordea Kredit Realkreditaktieselskab, Series ANN	5.00%		07/01/29	$2
	56	Realkredit Danmark AS	6.00		10/01/29	9,781
		Total Denmark				9,783
		France (2.4%)
		Communications
	$550	Numericable-SFR SAS (a)	6.00		05/15/22	552,750
		Consumer, Non-Cyclical
EUR	500	Eurofins Scientific	4.875	(b)	(g)	534,699
		Energy
	150	Areva SA	3.50		03/22/21	163,917
	600	Areva SA	4.875		09/23/24	671,172
	450	TOTAL SA	2.25	(b)	(g)	474,368
						1,309,457
		Finance
	650	AXA SA	5.25	(b)	04/16/40	795,040
	500	BNP Paribas SA	6.125	(b)	(g)	564,945
	$875	BPCE SA (a)	5.15		07/21/24	904,567
EUR	1,100	Credit Agricole Assurances SA	4.50	(b)	(g)	1,188,115
	$625	Credit Agricole SA (a)	7.875	(b)	(g)	642,890
EUR	500	Societe Generale SA	2.625		02/27/25	538,454
						4,634,011
		Utilities
	400	Electricite de France SA	5.00	(b)	(g)	454,294
	500	Veolia Environnement SA	4.45	(b)	(g)	570,653
						1,024,947
		Total France				8,055,864
		Germany (1.9%)
		Consumer, Cyclical
	500	Volkswagen International Finance N.V.	4.625	(b)	(g)	520,959
	500	ZF North America Capital, Inc.	2.75		04/27/23	533,987
	$535	ZF North America Capital, Inc. (a)	4.50		04/29/22	540,682
						1,595,628
		Consumer, Non-Cyclical
EUR	550	Bayer AG	3.75	(b)	07/01/74	618,417

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2015 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
		Finance
EUR	1,000	Allianz Finance II BV	5.75	(b)%	07/08/41	$1,280,416
	900	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	6.00	(b)	05/26/41	1,179,893
	1,100	Vonovia Finance BV	4.625	(b)	04/08/74	1,242,698
						3,703,007
		Utilities
GBP	300	RWE AG	7.00	(b)	(g)	465,523
		Total Germany				6,382,575
		India (0.1%)
		Basic Materials
	$550	Vedanta Resources PLC (a)	6.00		01/31/19	442,950
		Ireland (0.1%)
		Industrials
EUR	100	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.	4.25		01/15/22	111,271
		Italy (1.3%)
		Communications
	415	Telecom Italia Finance SA	7.75		01/24/33	607,637
	500	Wind Acquisition Finance SA	4.00		07/15/20	560,134
						1,167,771
		Energy
	700	Eni SpA	0.625		01/18/16	838,340
		Finance
	800	Assicurazioni Generali SpA	10.125	(b)	07/10/42	1,180,589
	$500	Intesa Sanpaolo SpA (a)	6.50		02/24/21	576,597
						1,757,186
		Utilities
EUR	525	Enel SpA	5.00	(b)	01/15/75	607,741
		Total Italy				4,371,038
		Japan (0.6%)
		Communications
	900	SoftBank Group Corp.	4.75		07/30/25	986,548

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2015 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
		Consumer, Cyclical
JPY	100,000	Sony Corp., Series 6	0.00	(d)%	09/30/22	$892,931
		Total Japan				1,879,479
		Jersey (0.3%)
		Energy
	$375	Premier Oil Finance Jersey Ltd., Series PMO	2.50		07/27/18	290,156
		Finance
GBP	400	Derwent London Capital No. 2 Jersey Ltd., Series DLN	1.125		07/24/19	775,733
		Total Jersey				1,065,889
		Korea, Republic of (0.2%)
		Consumer, Cyclical
KRW	800,000	Lotte Shopping Co., Ltd., Series LOTT	0.00	(d)	01/24/18	693,829
		Luxembourg (0.4%)
		Basic Materials
	$500	ArcelorMittal (c)	5.125		06/01/20	481,720
		Communications
EUR	500	Altice Financing SA	6.50		01/15/22	580,066
		Finance
	$327	Ardagh Finance Holdings SA (a)(h)	8.625		06/15/19	343,806
		Total Luxembourg				1,405,592
		Malaysia (0.3%)
		Energy
	1,000	Petronas Capital Ltd. (a)	3.50		03/18/25	969,612
		Mexico (0.5%)
		Basic Materials
	500	Mexichem SAB de CV (a)	5.875		09/17/44	449,375
		Communications
EUR	800	America Movil SAB de CV	0.00	(d)	05/28/20	902,813
		Utilities
	$392	Fermaca Enterprises S de RL de CV (a)	6.375		03/30/38	379,931
		Total Mexico				1,732,119
		Netherlands (2.4%)
		Consumer, Cyclical
	400	Playa Resorts Holding BV (a)(c)	8.00		08/15/20	408,000

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2015 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
		Finance
EUR	550	ABN Amro Bank N.V	6.375%		04/27/21	$732,223
	600	Achmea BV	6.00	(b)	04/04/43	729,238
	450	Aegon N.V.	4.00	(b)	04/25/44	496,037
	$500	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust	3.75		05/15/19	507,250
EUR	1,100	ASR Nederland N.V.	5.00	(b)	(g)	1,189,359
	1,100	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	5.50	(b)	(g)	1,220,199
	$1,325	ING Bank N.V. (a)(c)	5.80		09/25/23	1,458,956
	650	ING Groep N.V. (c)	6.00	(b)	(g)	639,438
						6,972,700
		Industrials
EUR	200	Constellium N.V.	4.625		05/15/21	179,683
	300	Constellium N.V.	7.00		01/15/23	275,822
						455,505
		Total Netherlands				7,836,205
		Portugal (0.1%)
		Utilities
	$425	EDP Finance BV (a)	4.125		01/15/20	429,088
		Russia (0.1%)
		Communications
	400	Yandex N.V. (c)	1.125		12/15/18	353,000
		Singapore (0.1%)
		Consumer, Non-Cyclical
	400	Olam International Ltd.	6.00		10/15/16	409,500
		South Africa (0.2%)
		Finance
	550	ICBC Standard Bank PLC	8.125		12/02/19	599,610
		Spain (2.2%)
		Communications
EUR	1,100	Telefonica Europe BV	5.875	(b)	(g)	1,244,392
		Energy
	500	Repsol International Finance BV	4.50	(b)	03/25/75	476,286
		Finance
	1,000	Banco Bilbao Vizcaya Argentaria SA	6.75	(b)	(g)	1,083,445
	900	Banco Santander SA	6.25	(b)	(g)	967,417

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2015 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
	$800	Banco Santander SA	6.375	(b)%	(g)	$784,000
EUR	1,100	BBVA Subordinated Capital SAU	3.50	(b)	04/11/24	1,258,567
						4,093,429
		Industrials
	700	Grupo Isolux Corsan Finance BV	6.625		04/15/21	357,936
		Utilities
	1,000	Gas Natural Fenosa Finance BV	3.375	(b)	(g)	1,012,575
		Total Spain				7,184,618
		Switzerland (0.5%)
		Basic Materials
	$825	Glencore Funding LLC (a)	4.00		04/16/25	640,565
		Finance
	1,000	Credit Suisse AG (a)	6.50		08/08/23	1,097,200
		Total Switzerland				1,737,765
		Thailand (0.1%)
		Energy
	450	PTT PCL (a)	3.375		10/25/22	445,161
		Turkey (0.1%)
		Finance
	400	Turkiye Is Bankasi (a)	7.85		12/10/23	433,012
		United Kingdom (3.7%)
		Basic Materials
	1,050	Anglo American Capital PLC (a)(c)	3.625		05/14/20	919,660
EUR	500	Ineos Finance PLC	4.00		05/01/23	529,207
						1,448,867
		Communications
GBP	250	Virgin Media Finance PLC (a)	6.375		10/15/24	394,582
		Consumer, Cyclical
EUR	550	International Game Technology PLC	4.75		02/15/23	586,663
GBP	350	John Lewis PLC	4.25		12/18/34	531,116
						1,117,779
		Consumer, Non-Cyclical
EUR	800	EC Finance PLC	5.125		07/15/21	919,308
GBP	400	Iceland Bondco PLC	6.25		07/15/21	561,296
	350	Voyage Care Bondco PLC (c)	6.50		08/01/18	553,318
						2,033,922

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2015 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
		Finance
EUR	400	Aviva PLC	3.875	(b)%	07/03/44	$448,668
	$700	HSBC Holdings PLC (c)	6.375	(b)	(g)	694,232
EUR	450	Lloyds Bank PLC	6.50		03/24/20	599,342
	350	Lloyds Banking Group PLC	6.375	(b)	(g)	407,833
	700	Nationwide Building Society	4.125	(b)	03/20/23	817,732
GBP	350	Nationwide Building Society	6.875	(b)	(g)	545,287
	50	RSA Insurance Group PLC	9.375	(b)	05/20/39	89,843
	$1,425	Santander UK PLC (a)	5.00		11/07/23	1,488,584
	700	Standard Chartered PLC (a)	5.70		03/26/44	721,844
						5,813,365
		Industrials
	500	CEVA Group PLC (a)	4.00		05/01/18	447,500
		Utilities
GBP	750	NGG Finance PLC	5.625	(b)	06/18/73	1,228,462
		Total United Kingdom				12,484,477
		United States (19.4%)
		Basic Materials
	$287	Chemtura Corp. (c)	5.75		07/15/21	292,740
	400	Hexion, Inc. (c)	8.875		02/01/18	308,000
	400	Hexion, Inc. (c)	10.00		04/15/20	381,000
	400	Prince Mineral Holding Corp. (a)	11.50		12/15/19	338,000
						1,319,740
		Communications
	600	AT&T, Inc.	6.30		01/15/38	669,154
	500	Cable One, Inc. (a)	5.75		06/15/22	513,750
	540	CCO Holdings LLC/CCO Holdings Capital Corp. (c)	6.50		04/30/21	567,675
	900	CCO Safari II LLC (a)	4.908		07/23/25	916,213
	500	Crown Castle International Corp.	5.25		01/15/23	540,000
	575	CSC Holdings LLC	5.25		06/01/24	507,144
	631	Ctrip.com International Ltd.	1.25		10/15/18	838,047
	500	DISH DBS Corp.	5.00		03/15/23	463,750
	700	HomeAway, Inc.	0.125		04/01/19	673,750
	500	inVentiv Health, Inc. (a)	9.00		01/15/18	517,500
	250	Lamar Media Corp. (c)	5.00		05/01/23	258,125
	400	Midcontinent Communications & Midcontinent Finance Corp. (a)	6.25		08/01/21	416,000
	700	Motorola Solutions, Inc. (c)	4.00		09/01/24	618,841

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2015 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$550	Outfront Media Capital LLC/Outfront Media Capital Corp. (c)	5.25%		02/15/22	$567,187
601	Priceline Group, Inc. (The) (c)	0.35		06/15/20	781,300
500	T-Mobile USA, Inc.	6.836		04/28/23	517,500
725	Twitter, Inc.	0.25		09/15/19	646,156
343	Yahoo!, Inc.	0.00	(d)	12/01/18	344,072
					10,356,164
	Consumer, Cyclical
400	Allied Specialty Vehicles, Inc. (a)	8.50		11/01/19	418,000
500	Century Communities, Inc.	6.875		05/15/22	472,866
459	CVS Pass-Through Trust (a)	4.163		08/11/36	469,823
475	Dollar Tree, Inc. (a)	5.75		03/01/23	502,906
1,550	General Motors Financial Co., Inc. (c)	4.30		07/13/25	1,580,456
500	Gibson Brands, Inc. (a)	8.875		08/01/18	441,250
500	Global Partners LP/GLP Finance Corp.	6.25		07/15/22	462,500
425	Global Partners LP/GLP Finance Corp.	7.00		06/15/23	401,625
400	Guitar Center, Inc. (a)(c)	6.50		04/15/19	376,500
450	HD Supply, Inc.	7.50		07/15/20	481,500
350	JC Penney Corp., Inc.	8.125		10/01/19	350,000
575	Lear Corp.	5.25		01/15/25	589,375
575	MGM Resorts International (c)	6.00		03/15/23	585,062
444	Pittsburgh Glass Works LLC (a)	8.00		11/15/18	464,646
675	QVC, Inc.	4.85		04/01/24	661,023
3,904	Resort at Summerlin LP, Series B (h)(i)(j)(k)(l)(m)	13.00		12/15/07	0
345	Rite Aid Corp.	6.75		06/15/21	371,306
500	RSI Home Products, Inc. (a)	6.50		03/15/23	518,750
500	Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC (a)	5.875		05/15/21	501,250
325	Sonic Automotive, Inc.	5.00		05/15/23	317,688
500	Speedway Motorsports, Inc.	5.125		02/01/23	505,000
500	Suburban Propane Partners LP/Suburban Energy Finance Corp.	5.50		06/01/24	487,500
250	Suburban Propane Partners LP/Suburban Energy Finance Corp.	5.75		03/01/25	241,875
500	Sugarhouse HSP Gaming Prop Mezz LP/ Sugarhouse HSP Gaming Finance Corp. (a)	6.375		06/01/21	485,000
1,100	Tesla Motors, Inc.	0.25		03/01/19	998,250
950	Toll Brothers Finance Corp.	0.50		09/15/32	986,219
300	Tops Holding LLC/Tops Markets II Corp. (a)	8.00		06/15/22	312,000

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2015 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
	$300	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. (c)	5.375%		03/15/22	$298,125
	375	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. (a)(c)	5.50		03/01/25	353,363
	275	Yum! Brands, Inc. (c)	3.875		11/01/20	266,759
						14,900,617
		Consumer, Non-Cyclical
	350	Acadia Healthcare Co., Inc.	5.125		07/01/22	347,375
	375	Actavis Funding SCS	3.80		03/15/25	372,328
	500	Ahern Rentals, Inc. (a)	7.375		05/15/23	467,500
	550	Aramark Services, Inc.	5.75		03/15/20	575,094
	500	Cenveo Corp. (a)	6.00		08/01/19	441,250
	500	Harland Clarke Holdings Corp. (a)	9.75		08/01/18	511,875
	800	HCA, Inc.	4.75		05/01/23	822,000
	975	Illumina, Inc.	0.00	(d)	06/15/19	996,328
	300	Kraft Heinz Foods Co. (a)	4.875		02/15/25	322,845
	225	Mallinckrodt International Finance SA/Mallinckrodt CB LLC (a)(c)	5.50		04/15/25	205,805
EUR	800	Mondelez International, Inc.	2.375		03/06/35	793,367
	$400	Quest Diagnostics, Inc. (c)	2.70		04/01/19	402,267
	400	Quintiles Transnational Corp. (a)(c)	4.875		05/15/23	413,248
	500	RR Donnelley & Sons Co.	7.875		03/15/21	523,500
	450	United Rentals North America, Inc.	5.75		11/15/24	459,000
						7,653,782
		Diversified
	775	Argos Merger Sub, Inc. (a)	7.125		03/15/23	817,625
		Energy
	460	Carrizo Oil & Gas, Inc.	6.25		04/15/23	439,875
	500	Cobalt International Energy, Inc.	2.625		12/01/19	360,625
	250	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. (a)	6.25		04/01/23	213,750
	405	DCP Midstream LLC (a)	5.35		03/15/20	377,871
	500	Denbury Resources, Inc. (c)	4.625		07/15/23	336,250
	775	Ensco PLC	5.75		10/01/44	588,947
	500	Hilcorp Energy I LP/Hilcorp Finance Co. (a)	5.00		12/01/24	455,000
	700	Kinder Morgan, Inc.	5.55		06/01/45	591,239
	675	MPLX LP (c)	4.00		02/15/25	617,078
	250	Newfield Exploration Co.	5.375		01/01/26	238,750
	500	Noble Energy, Inc.	5.875		06/01/24	502,910

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2015 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$400	Northern Tier Energy LLC/Northern Tier Finance Corp. (c)	7.125%		11/15/20	$409,000
500	PetroQuest Energy, Inc.	10.00		09/01/17	437,500
500	Rice Energy, Inc.	6.25		05/01/22	455,000
875	Rowan Cos., Inc.	5.85		01/15/44	613,184
500	SM Energy Co.	6.125		11/15/22	487,500
1,050	Transocean, Inc. (c)	4.30		10/15/22	691,551
575	Williams Partners LP/ACMP Finance Corp.	4.875		05/15/23	519,789
					8,335,819
	Finance
450	Ally Financial, Inc.	4.125		03/30/20	465,750
375	Bank of America Corp.	6.11		01/29/37	436,018
775	Discover Financial Services	3.95		11/06/24	770,567
250	DuPont Fabros Technology LP	5.625		06/15/23	257,500
350	Genworth Holdings, Inc.	7.625		09/24/21	327,360
580	Goldman Sachs Group, Inc. (The)	6.75		10/01/37	701,129
400	Iron Mountain, Inc. (a)	6.00		10/01/20	425,000
550	Jefferies Finance LLC/JFIN Co-Issuer Corp. (a)	7.375		04/01/20	541,750
500	KCG Holdings, Inc. (a)	6.875		03/15/20	476,250
574	Kennedy-Wilson, Inc.	5.875		04/01/24	570,413
400	Provident Funding Associates LP/PFG Finance Corp. (a)(c)	6.75		06/15/21	386,000
520	Prudential Financial, Inc. (c)	5.625	(b)	06/15/43	545,480
422	Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp. (a)	9.50		06/15/19	440,990
1,000	Starwood Property Trust, Inc.	4.55		03/01/18	1,016,250
250	VEREIT, Inc. (c)	3.00		08/01/18	240,000
					7,600,457
	Industrials
300	Apex Tool Group LLC (a)(c)	7.00		02/01/21	243,000
225	Artesyn Embedded Technologies, Inc. (a)	9.75		10/15/20	222,188
500	Ball Corp.	4.00		11/15/23	490,000
500	Building Materials Corp. of America (a)	5.375		11/15/24	516,875
250	CTP Transportation Products LLC/CTP Finance, Inc. (a)	8.25		12/15/19	267,500
350	Florida East Coast Holdings Corp. (a)	6.75		05/01/19	353,413
550	JB Poindexter & Co., Inc. (a)	9.00		04/01/22	584,375
550	Kemet Corp. (c)	10.50		05/01/18	499,125

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2015 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
	$450	Martin Midstream Partners LP/Martin Midstream Finance Corp.	7.25%		02/15/21	$426,375
	950	MasTec, Inc.	4.875		03/15/23	800,375
	472	Michael Baker Holdings LLC/Michael Baker Finance Corp. (a)(h)	8.875		04/15/19	389,116
	705	OPE KAG Finance Sub, Inc. (a)(c)	7.875		07/31/23	734,962
	250	SAExploration Holdings, Inc.	10.00		07/15/19	158,750
	500	SBA Communications Corp.	4.875		07/15/22	513,100
	230	Silgan Holdings, Inc.	5.00		04/01/20	235,750
	500	Techniplas LLC (a)	10.00		05/01/20	398,750
	400	Wise Metals Intermediate Holdings LLC/Wise Holdings Finance Corp. (a)(h)	9.75		06/15/19	373,500
	500	XPO Logistics, Inc. (a)	7.875		09/01/19	505,000
	500	Zachry Holdings, Inc. (a)	7.50		02/01/20	507,500
						8,219,654
		Technology
	650	Akamai Technologies, Inc. (c)	0.00	(d)	02/15/19	659,347
	650	Citrix Systems, Inc. (c)	0.50		04/15/19	742,625
	775	First Data Corp. (a)(c)	5.375		08/15/23	790,500
	691	Nuance Communications, Inc. (c)	2.75		11/01/31	695,319
	592	ON Semiconductor Corp., Series B	2.625		12/15/26	710,400
	665	QUALCOMM, Inc.	4.80		05/20/45	576,458
	650	Red Hat, Inc. (c)	0.25		10/01/19	832,812
	675	SanDisk Corp.	0.50		10/15/20	715,078
						5,722,539
		Total United States				64,926,397
		Total Corporate Bonds (Cost $143,381,067)				133,196,286
		Sovereign (19.7%)
		Australia (1.2%)
AUD	5,600	Australia Government Bond	2.75		04/21/24	4,057,988
		Bermuda (0.2%)
	$530	Bermuda Government International Bond (a)	4.854		02/06/24	557,825
		Canada (1.4%)
CAD	3,400	Canadian Government Bond	1.50		06/01/23	2,628,838
	2,600	Canadian Government Bond	2.75		06/01/22	2,186,199
		Total Canada				4,815,037

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2015 continued

PRINCIPAL AMOUNT (000)			COUPON RATE	MATURITY DATE	VALUE
		Cyprus (0.5%)
EUR	1,400	Cyprus Government International Bond	3.875%	05/06/22	$1,591,053
		Greece (0.5%)
	2,180	Hellenic Republic Government Bond (n)	3.00	02/24/23 - 02/24/42	1,544,871
		Hungary (3.4%)
HUF	634,430	Hungary Government Bond	5.50	06/24/25	2,638,112
	1,566,100	Hungary Government Bond	6.00	11/24/23	6,586,280
	$1,800	Hungary Government International Bond	5.75	11/22/23	2,031,750
		Total Hungary			11,256,142
		Indonesia (1.2%)
	2,700	Indonesia Government International Bond (a)	5.875	01/15/24	2,991,230
	1,050	Perusahaan Listrik Negara PT	5.50	11/22/21	1,085,889
		Total Indonesia			4,077,119
		Italy (2.6%)
EUR	600	Italy Buoni Poliennali Del Tesoro	1.50	06/01/25	661,185
	3,200	Italy Buoni Poliennali Del Tesoro (a)	1.65	03/01/32	3,359,247
	3,649	Italy Buoni Poliennali Del Tesoro (a)	2.35	09/15/24	4,674,031
		Total Italy			8,694,463
		Ivory Coast (0.2%)
	$630	Ivory Coast Government International Bond	5.75	12/31/32	563,062
		Mexico (1.1%)
MXN	56,000	Mexican Bonos, Series M	8.00	06/11/20	3,802,245
		New Zealand (2.8%)
NZD	5,400	New Zealand Government Bond	4.50	04/15/27	4,071,996
	2,400	New Zealand Government Bond	5.50	04/15/23	1,893,834
	4,400	New Zealand Government Bond	5.50	04/15/23	3,472,030
		Total New Zealand			9,437,860
		Poland (1.5%)
PLN	17,700	Poland Government Bond	4.00	10/25/23	5,055,769
		Portugal (1.2%)
EUR	2,200	Portugal Obrigacoes do Tesouro OT (a)	2.875	10/15/25	2,492,734
	1,170	Portugal Obrigacoes do Tesouro OT (a)	4.10	04/15/37	1,428,129
		Total Portugal			3,920,863

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2015 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
		South Africa (0.4%)
ZAR	20,800	South Africa Government Bond	8.00%		01/31/30	$1,415,212
		Spain (1.0%)
EUR	1,100	Spain Government Bond (a)	4.20		01/31/37	1,528,944
	1,694	Spain Government Inflation Linked Bond (a)	1.00		11/30/30	1,852,555
		Total Spain				3,381,499
		Tunisia (0.2%)
	$750	Banque Centrale de Tunisie SA (a)	5.75		01/30/25	706,356
		United Kingdom (0.1%)
GBP	340	HSS Financing PLC	6.75		08/01/19	529,385
		United States (0.1%)
	$325	Select Medical Corp. (c)	6.375		06/01/21	289,250
		Venezuela (0.1%)
	1,010	Petroleos de Venezuela SA	9.00		11/17/21	421,978
		Total Sovereign (Cost $67,498,137)				66,117,977
		Agency Fixed Rate Mortgages (0.1%)
		Federal Home Loan Mortgage Corporation,
	1	Gold Pools:	6.50		02/01/29 - 10/01/32	1,511
		Federal National Mortgage Association, Conventional Pools:
	75		6.50		05/01/28 - 09/01/32	86,967
	8		7.00		08/01/29 - 11/01/32	9,020
		Government National Mortgage Association, Various Pools:
	20		7.50		07/20/25	22,584
	89		8.00		01/15/22 - 05/15/30	94,751
		Total Agency Fixed Rate Mortgages (Cost $195,326)				214,833
		Asset-Backed Securities (7.3%)
	414	Asset-Backed Securities Corp. Home Equity Loan Trust	0.387	(b)	03/25/36	364,302
	285	Bayview Opportunity Master Fund IIIa Trust (a)	3.844		11/28/29	284,326
		Bear Stearns Asset-Backed Securities I Trust
	702		0.457	(b)	10/25/36	498,894
	1,605		0.517	(b)	03/25/37	872,761
	928		0.947	(b)	10/25/34	930,673

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2015 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$634	Bear Stearns Asset-Backed Securities Trust	0.517	(b)%	01/25/47	$601,320
374	CDC Mortgage Capital Trust	0.817	(b)	01/25/33	353,881
1,635	Credit-Based Asset Servicing and Securitization LLC	0.347	(b)	05/25/36	1,243,282
1,638	CWABS Asset-Backed Certificates Trust	0.437	(b)	10/25/46	1,334,635
430	EMC Mortgage Loan Trust (a)	1.197	(b)	11/25/30	372,581
1,378	Fieldstone Mortgage Investment Trust	0.467	(b)	04/25/47	970,090
	GSAA Home Equity Trust
2,183		0.267	(b)	12/25/46	1,189,680
669		6.002		11/25/36	448,911
251	Home Equity Mortgage Loan Asset-Backed Trust	0.317	(b)	04/25/37	166,906
	Invitation Homes Trust
500	(a)	4.697	(b)	12/17/31	504,953
1,417	(a)	4.947	(b)	08/17/32	1,394,919
596	Mastr Specialized Loan Trust (a)	0.547	(b)	05/25/37	465,218
850	Merrill Lynch Mortgage Investors Trust	0.437	(b)	08/25/37	599,772
	Nationstar HECM Loan Trust
1,331	(a)	3.844		05/25/18	1,342,121
1,004	(a)	4.50		11/25/17	1,014,865
1,550	(a)	7.50		11/25/17	1,563,815
1,395	Ownit Mortgage Loan Trust	0.467	(b)	03/25/37	1,074,831
799	RAMP Trust	0.517	(b)	11/25/35	658,955
1,409	RMAT LLC (a)	4.826		06/25/35	1,412,547
800	Silver Bay Realty Trust (a)	3.747	(b)	09/17/31	750,531
637	Sunset Mortgage Loan Co., LLC (a)	3.721		11/16/44	632,851
1,126	VOLT NPL X LLC (a)	4.75		10/26/54	1,115,608
400	VOLT XIX LLC (a)	5.00		04/25/55	402,224
400	VOLT XXII LLC (a)	4.25		02/25/55	394,792
799	VOLT XXXI LLC (a)	4.50		02/25/55	794,862
599	VOLT XXXIII LLC (a)	4.25		03/25/55	591,450
	Total Asset-Backed Securities (Cost $24,235,226)				24,346,556
	Collateralized Mortgage Obligations - Agency Collateral Series (0.7%)
	Federal Home Loan Mortgage Corporation,
	IO
4,527		1.197	(b)	03/25/24	359,619
	IO REMIC
3,046		1.81	(b)	02/15/38	198,579

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2015 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
		Federal National Mortgage Association,
		IO REMIC
	$3,602		1.85	(b)%	03/25/44	$282,212
	5,665		1.915	(b)	10/25/39	456,628
	1,393		6.353	(b)	08/25/41	247,093
	4,116	Government National Mortgage Association, IO	6.056	(b)	12/20/42	707,065
		Total Collateralized Mortgage Obligations - Agency Collateral Series (Cost $1,780,070)				2,251,196
		Commercial Mortgage-Backed Securities (5.7%)
	633	BAMLL Commercial Mortgage Securities Trust (a)	5.696	(b)	12/15/31	569,278
	650	BAMLL Re-REMIC Trust (a)	1.895	(b)	09/27/44	593,944
	900	CFCRE Mortgage Trust (a)	3.996	(b)	07/15/30	904,971
		COMM Mortgage Trust
	363	(a)	3.495		09/10/47	280,490
	970	(a)	3.696	(b)	06/11/27	956,814
	490	(a)	4.173	(b)	03/10/46	441,134
	139	(a)	4.738	(b)	07/15/47	123,580
	473	(a)	4.753	(b)	12/10/23	442,139
	335	(a)	4.792	(b)	08/10/46	315,322
	424	(a)	4.906	(b)	04/10/47	388,099
		IO
	2,598		1.288	(b)	07/15/47	179,348
		Commercial Mortgage Pass-Through Certificates
	335	(a)	4.608	(b)	02/10/47	307,380
		IO
	4,828		0.874	(b)	02/10/47	203,906
	3,394	COOF Securitization Trust, IO (a)	2.769	(b)	10/25/40	437,981
	6,000	COOF Securitization Trust II, IO (a)	2.72	(b)	08/25/41	646,860
EUR	1,156	Deco Ltd. (a)	4.50	(b)	11/07/24	1,271,306
		GS Mortgage Securities Trust
	1,000	(a)	4.511	(b)	11/10/47	862,216
	410	(a)	4.529	(b)	09/10/47	344,198
		JP Morgan Chase Commercial Mortgage Securities Trust
	690	(a)	4.572	(b)	07/15/47	601,672
		IO
	6,464		1.162	(b)	07/15/47	385,037

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2015 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
		JPMBB Commercial Mortgage Securities Trust
	$600	(a)	3.845	(b)%	02/15/48	$465,965
	236	(a)	3.96	(b)	09/15/47	198,493
	335	(a)	4.661	(b)	08/15/47	287,631
	405	(a)	4.676	(b)	04/15/47	356,356
	1,004	(a)	5.081	(b)	11/15/45	970,479
		IO
	3,912		1.113	(b)	08/15/47	276,243
	400	JPMCC Re-REMIC Trust (a)	2.933	(b)	11/27/49	361,500
	3,508	KGS-Alpha SBA COOF Trust, IO (a)	2.898	(b)	07/25/41	497,680
	270	LB-UBS Commercial Mortgage Trust	6.248	(b)	09/15/45	280,866
GBP	725	Logistics PLC (a)	3.985	(b)	08/20/25	1,100,393
EUR	800	Taurus Ltd.	4.432	(b)	02/01/26	833,535
		Wells Fargo Commercial Mortgage Trust
	$535	(a)	3.938		08/15/50	437,502
	650	(a)	4.366	(b)	04/15/50	538,410
		WF-RBS Commercial Mortgage Trust
	248	(a)	3.692		11/15/47	199,312
	1,005	(a)	3.803	(b)	11/15/47	794,533
	303	(a)	3.986		05/15/47	250,096
	419	(a)	3.992	(b)	10/15/57	348,198
	250	(a)	4.138	(b)	05/15/45	230,634
	541	(a)	4.982	(b)	09/15/46	520,008
		Total Commercial Mortgage-Backed Securities (Cost $19,742,528)				19,203,509
		Mortgages - Other (13.6%)
	908	Adjustable Rate Mortgage Trust	1.247	(b)	05/25/35	852,223
GBP	400	Alba PLC	2.607	(b)	04/24/49	592,552
		Alternative Loan Trust
	$1,506		0.327	(b)	03/25/47	1,025,100
	375		0.357	(b)	02/25/47	314,337
	258		0.377	(b)	05/25/47	219,175
	718		0.697	(b)	10/25/35	567,615
	637		2.365	(b)	10/25/35	576,761
	781		2.441	(b)	05/25/36	630,715
	285		2.444	(b)	08/25/35	260,206
	59		5.50		02/25/36	53,264
	204		6.00		04/25/36	173,256
	201		6.00		12/25/36	154,729
	408		6.00		07/25/37	382,598

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2015 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
		PAC
	$45		5.50%		02/25/36	$40,937
	492		5.50		04/25/37	418,423
	111		6.00		04/25/36	99,723
		American Home Mortgage Assets Trust
	224		0.322	(b)	03/25/47	174,205
	467		1.192	(b)	10/25/46	380,613
		American Home Mortgage Investment Trust
	275	(a)	6.10		01/25/37	149,609
		IO
	3,707		2.078		05/25/47	705,739
		Banc of America Alternative Loan Trust
	2,004		0.647	(b)	11/25/36	1,264,726
	315		0.847	(b)	07/25/46	214,556
	548		5.50		03/25/21	550,820
	563		6.226		10/25/36	357,153
		Banc of America Funding Trust
	860		0.424	(b)	02/20/47	707,088
	156		6.00		07/25/37	121,111
	857	BCAP LLC Trust (a)	0.374	(b)	07/26/35	641,338
		Bear Stearns Trust
	2,281		0.577	(b)	05/25/36	1,883,222
	222		2.755	(b)	05/25/47	189,817
	671		2.796	(b)	05/25/36	512,663
	236	Chase Mortgage Finance Trust	0.797	(b)	02/25/37	163,474
		ChaseFlex Trust
	92		6.50		02/25/35	90,286
	94		6.50		02/25/37	70,386
		CHL Mortgage Pass-Through Trust
	741		2.278	(b)	09/25/34	687,636
	709		5.50		05/25/34	729,863
	349	Citigroup Mortgage Loan Trust	2.776	(b)	11/25/36	298,683
		Credit Suisse European Mortgage Capital Ltd.(Ireland)
EUR	1,189	(a)	2.75	(b)	04/20/20	1,294,692
		IO
	1,191	(a)	0.25		04/20/20	8,515
		CSMC Mortgage-Backed Trust
	$1,175		5.587	(b)	04/25/37	610,876
	2,190		6.50		05/25/36	1,188,678

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2015 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
		CSMC Trust
	$764	(a)	4.357	(b)%	08/25/62	$740,012
	900	(a)	4.637	(b)	11/25/57	897,374
		Fannie Mae Connecticut Avenue Securities
	863		4.197	(b)	05/25/25	821,961
	1,596		5.097	(b)	11/25/24	1,601,311
		First Horizon Alternative Mortgage Securities Trust
	82		6.00		08/25/36	67,298
	640		6.25		08/25/36	510,746
		Freddie Mac Structured Agency Credit Risk Debt Notes
	264		3.947	(b)	09/25/24	245,314
	466		4.197	(b)	08/25/24	452,874
	1,100		4.447	(b)	11/25/23	1,098,425
	1,000		4.747	(b)	10/25/24	997,782
		GreenPoint Mortgage Funding Trust
	767		0.377	(b)	01/25/37	620,168
	331		0.487	(b)	02/25/36	271,308
	601	GreenPoint Mortgage Funding Trust Series	0.357	(b)	02/25/37	499,810
EUR	763	Grifonas Finance PLC	0.319	(b)	08/28/39	602,900
	$206	GSMSC Pass-Through Trust (a)	7.50	(b)	09/25/36	166,789
		GSR Mortgage Loan Trust
	54		2.675	(b)	05/25/35	50,242
	318		2.69	(b)	03/25/37	266,249
		Impac CMB Trust
	158		0.932	(b)	04/25/35	118,948
	194		0.947	(b)	04/25/35	130,281
	805	Impac Secured Assets Trust	0.367	(b)	08/25/36	589,852
		JP Morgan Alternative Loan Trust
	44		3.175	(b)	11/25/36	44,798
	414		6.00		12/25/35	392,136
	403		6.00		08/25/36	389,226
		Lehman Mortgage Trust
	71		5.50		11/25/35	67,243
	228		5.50		02/25/36	221,017
	224		5.50		02/25/36	181,185
	1,303		6.00		06/25/37	874,316
	397		6.50		09/25/37	319,869
	1,262	Luminent Mortgage Trust	0.427	(b)	05/25/37	917,256
	928	MASTR Adjustable Rate Mortgages Trust (a)	2.703	(b)	11/25/35	720,561

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2015 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
	$145	MASTR Asset Securitization Trust	6.00	(b)%	06/25/36	$140,342
	3,146	Merrill Lynch Mortgage Investors Trust, IO (a)	2.211	(b)	02/25/36	347,418
GBP	235	Money Partners Securities 4 PLC	5.388	(b)	03/15/40	350,590
	$1,114	MortgageIT Trust	0.647	(b)	10/25/35	1,009,400
	429	Nomura Asset Acceptance Corp. Alternative Loan Trust	0.257	(b)	10/25/36	317,267
	315	Opteum Mortgage Acceptance Corp. Trust	0.497	(b)	04/25/36	262,491
GBP	400	Paragon Mortgages No. 13 PLC	1.379	(b)	01/15/39	494,545
		RALI Trust
	$504		0.382	(b)	12/25/36	394,265
	284		0.697	(b)	03/25/35	208,660
	219		6.00		04/25/36	190,072
	302		6.00		08/25/36	246,817
	773		6.00		11/25/36	638,295
	416		6.00		11/25/36	343,135
	92		6.00		01/25/37	75,526
		PAC
	120		6.00		04/25/36	104,336
		Reperforming Loan REMIC Trust
	625	(a)	6.50		03/25/35	627,843
	822	(a)	7.50		11/25/34	845,435
	324	STARM Mortgage Loan Trust	3.02	(b)	10/25/37	289,749
	991	Structured Adjustable Rate Mortgage Loan Trust	2.646	(b)	06/25/37	895,270
	2,956	Structured Asset Securities Corp., IO (a)	4.828	(b)	07/25/35	460,971
		Washington Mutual Mortgage Pass-Through Certificates Trust
	778		0.457	(b)	12/25/35	636,824
	1,099		0.982	(b)	04/25/47	839,085
	1,214		1.192	(b)	05/25/46	918,909
	441		2.429	(b)	10/25/36	397,514
	435	Wells Fargo Mortgage-Backed Securities Trust	2.745	(b)	09/25/36	414,282
		Total Mortgages - Other (Cost $45,047,581)				45,683,655
		U.S. Treasury Securities (4.7%)
	5,150	U.S. Treasury Bond	3.50		02/15/39	5,783,291
	10,465	U.S. Treasury Inflation Indexed Bond	0.25		01/15/25	10,064,824
		Total U.S. Treasury Securities (Cost $15,094,972)				15,848,115

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2015 continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Variable Rate Senior Loan Interests (1.6%)
$188	Aspect Software, Inc., Term B	7.50%	11/12/15	$182,238
700	Atkore International, Inc., 2nd Lien Term	7.75	12/31/15	617,750
500	Builders FirstSource, Inc., Term B	6.00	12/31/15	497,345
348	Diamond Resorts Corp., Term Loan	5.50	11/30/15	347,831
99	Drillships Ocean Ventures, Inc., Term B	5.50	01/25/16	64,481
747	FMG Resources August 2006 Pty Ltd., Term B	3.75	11/20/15	634,943
725	Gates Global, Inc., Term B	4.25	12/31/15	682,606
389	Graton Economic Development Authority, Term B	4.75	11/30/15	389,461
750	Gruden Acquisition, Inc., 1st Lien Term (o)	5.75	08/18/22	734,374
700	Navistar International Corp., Term B	6.50	11/12/15	661,500
748	TTM Technologies, Inc., 1st Lien Term	6.00	01/04/16	702,302
	Total Variable Rate Senior Loan Interests (Cost $5,716,963)			5,514,831
	Short-Term Investments (8.6%)
	U.S. Treasury Security (0.9%)
2,975	U.S. Treasury Bill (p)(q) (Cost $2,972,234)	0.259	03/10/16	2,974,039
NUMBER OF SHARES (000)
	Securities held as Collateral on Loaned Securities (3.1%)
	Investment Company (2.6%)
8,874	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 7)			8,874,486
PRINCIPAL AMOUNT (000)
	Repurchase Agreement (0.5%)
$1,575	Barclays Capital, Inc. (0.09%, dated 10/30/15, due 11/02/15; proceeds $1,574,718; fully collateralized by a U.S. Government obligation; 2.25% due 11/15/24; valued at $1,606,211)			1,574,706
	Total Securities held as Collateral on Loaned Securities (Cost $10,449,192)			10,449,192

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2015 continued

NUMBER OF SHARES (000)			VALUE
	Investment Company (4.6%)
15,367	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 7) (Cost $15,366,810)		$15,366,810
	Total Short-Term Investments (Cost $28,788,236)		28,790,041
	Total Investments (Cost $351,480,106) (r)(s)	101.8%	341,166,999
	Liabilities in Excess of Other Assets	(1.8)	(6,166,223)
	Net Assets	100.0%	$335,000,776

  IO  Interest Only.

  PAC  Planned Amortization Class.

  REMIC  Real Estate Mortgage Investment Conduit.

  (a)  144A security - Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (b)  Variable/Floating Rate Security - Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on October 31, 2015.

  (c)  All or a portion of this security was on loan at October 31, 2015.

  (d)  Capital appreciation bond.

  (e)  Amount is less than 0.05%.

  (f)  Par is less than $500.

  (g)  Perpetual - One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of October 31, 2015.

  (h)  Payment-in-kind security.

  (i)  Issuer in bankruptcy.

  (j)  Non-income producing security; bond in default.

  (k)  Illiquid security.

  (l)  Acquired through exchange offer.

  (m)  At October 31, 2015, the Fund held a fair valued security valued at $0, representing 0.00% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (n)  Multi-step - Coupon rate changes in predetermined increments to maturity. Rate disclosed is as of October 31, 2015. Maturity date disclosed is the ultimate maturity date.

  (o)  Unsettled position. The contract rate does not take effect until settlement date.

  (p)  Rate shown is the yield to maturity at October 31, 2015.

  (q)  All or a portion of the security was pledged to cover margin requirements for swap agreements.

  (r)  Securities are available for collateral in connection with open foreign currency forward exchange contracts, futures contracts and swap agreements.

  (s)  At October 31, 2015, the aggregate cost for Federal income tax purposes is $353,350,156. The aggregate gross unrealized appreciation is $4,510,707 and the aggregate gross unrealized depreciation is $16,693,864 resulting in net unrealized depreciation of $12,182,157.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2015 continued

Foreign Currency Forward Exchange Contracts Open at October 31, 2015:

COUNTERPARTY	CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Citibank NA	CAD	12,244,770		$9,234,784	11/04/15	$(129,381)
Citibank NA	HUF	2,044,873,177		$7,320,549	11/04/15	83,333
Citibank NA	NZD	2,452,581		$1,680,224	11/04/15	19,578
Commonwealth Bank of Australia		$1,595,825	THB	58,100,000	11/04/15	37,628
Deutsche Bank AG	EUR	45,594,717		$51,028,832	11/04/15	890,001
Deutsche Bank AG	SEK	13,230,000		$1,579,528	11/04/15	30,963
HSBC Bank PLC	GBP	911,038		$1,377,991	11/04/15	(26,456)
HSBC Bank PLC	HKD	5,194,645		$670,254	11/04/15	27
HSBC Bank PLC	NZD	3,043,000		$2,045,988	11/04/15	(14,431)
HSBC Bank PLC		$56,684,450	EUR	51,162,021	11/04/15	(423,459)
HSBC Bank PLC		$670,292	HKD	5,194,645	11/04/15	(66)
HSBC Bank PLC		$752,270	JPY	90,628,898	11/04/15	(1,222)
HSBC Bank PLC		$1,612,764	KRW	1,875,000,000	11/04/15	31,843
HSBC Bank PLC		$1,680,226	KRW	1,900,000,000	11/04/15	(13,691)
HSBC Bank PLC		$1,618,310	MYR	7,000,000	11/04/15	10,935
HSBC Bank PLC		$12,135,267	NZD	18,071,610	11/04/15	101,043
HSBC Bank PLC		$1,616,085	SEK	13,300,000	11/04/15	(59,326)
HSBC Bank PLC		$1,450,437	SGD	2,030,000	11/04/15	(1,431)
HSBC Bank PLC		$2,333,993	THB	82,600,000	11/04/15	(11,734)
HSBC Bank PLC	ZAR	137,242		$9,750	11/04/15	(165)
JPMorgan Chase Bank NA	EUR	751,141		$849,948	11/04/15	23,946
JPMorgan Chase Bank NA	EUR	81,562		$91,990	11/04/15	2,300
JPMorgan Chase Bank NA	EUR	3,513,825		$4,002,897	11/04/15	138,873
JPMorgan Chase Bank NA	HUF	129,446,624		$457,777	11/04/15	(360)
JPMorgan Chase Bank NA	KRW	2,680,000,000		$2,255,759	11/04/15	(94,932)
JPMorgan Chase Bank NA	KRW	1,900,000,000		$1,599,232	11/04/15	(67,303)
JPMorgan Chase Bank NA	MXN	75,536,020		$4,458,665	11/04/15	(114,343)
JPMorgan Chase Bank NA	MXN	13,803,487		$835,036	11/04/15	(637)
JPMorgan Chase Bank NA	MXN	27,400,000		$1,642,144	11/04/15	(16,672)
JPMorgan Chase Bank NA	MYR	12,570,000		$2,861,175	11/04/15	(64,484)
JPMorgan Chase Bank NA	SEK	70,000		$8,217	11/04/15	23
JPMorgan Chase Bank NA	SGD	4,230,000		$2,952,667	11/04/15	(66,691)
JPMorgan Chase Bank NA	THB	30,100,000		$846,659	11/04/15	412
JPMorgan Chase Bank NA	THB	110,600,000		$3,017,735	11/04/15	(91,730)
JPMorgan Chase Bank NA		$55,838	AUD	77,000	11/04/15	(932)
JPMorgan Chase Bank NA		$4,010,770	AUD	5,627,784	11/04/15	2,194
JPMorgan Chase Bank NA		$1,603,107	CAD	2,100,000	11/04/15	2,864
JPMorgan Chase Bank NA		$6,120,619	CAD	8,044,770	11/04/15	31,604
JPMorgan Chase Bank NA		$89,288	EUR	79,909	11/04/15	(1,415)
JPMorgan Chase Bank NA		$31,636	GBP	20,469	11/04/15	(82)
JPMorgan Chase Bank NA		$1,976,932	GBP	1,290,569	11/04/15	12,595
JPMorgan Chase Bank NA		$9,278,230	HUF	2,611,914,651	11/04/15	(34,141)

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2015 continued

COUNTERPARTY	CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION (DEPRECIATION)
JPMorgan Chase Bank NA		$3,950,490	MXN	64,989,507	11/04/15	$(15,976)
JPMorgan Chase Bank NA		$103,987	NOK	879,000	11/04/15	(537)
JPMorgan Chase Bank NA		$182,589	PLN	708,000	11/04/15	618
JPMorgan Chase Bank NA		$4,472,859	PLN	17,313,097	11/04/15	7,204
JPMorgan Chase Bank NA		$3,224,545	ZAR	44,358,473	11/04/15	(19,764)
State Street Bank and Trust Co.		$1,618,949	MXN	26,650,000	11/04/15	(5,538)
UBS AG	AUD	5,704,784		$4,004,074	11/04/15	(63,795)
UBS AG	EUR	100,685		$114,885	11/04/15	4,165
UBS AG	GBP	400,000		$605,112	11/04/15	(11,524)
UBS AG	HUF	437,594,850		$1,555,146	11/04/15	6,410
UBS AG	NOK	879,000		$107,176	11/04/15	3,726
UBS AG	NZD	23,438,750		$14,972,556	11/04/15	(897,851)
UBS AG	PLN	18,021,097		$4,741,932	11/04/15	78,661
UBS AG		$1,606,721	CAD	2,100,000	11/04/15	(749)
UBS AG		$578,942	JPY	69,371,102	11/04/15	(4,059)
UBS AG		$710,002	KRW	805,000,000	11/04/15	(3,917)
UBS AG		$1,503,705	MXN	25,100,000	11/04/15	15,868
UBS AG		$1,308,249	MYR	5,570,000	11/04/15	(11,835)
UBS AG		$6,315,018	NZD	9,892,721	11/04/15	383,355
UBS AG		$663,577	NZD	970,000	11/04/15	(6,789)
UBS AG		$1,536,184	SGD	2,200,000	11/04/15	34,168
UBS AG	ZAR	44,221,231		$3,158,987	11/04/15	(35,879)
Westpac Banking Corp.	EUR	1,200,000		$1,324,418	11/04/15	4,823
Westpac Banking Corp.	JPY	160,000,000		$1,329,075	11/04/15	3,145
JPMorgan Chase Bank NA	EUR	2,900,000		$3,229,962	11/05/15	40,902
JPMorgan Chase Bank NA	EUR	101,579		$111,843	11/05/15	139
JPMorgan Chase Bank NA	EUR	310,597		$342,467	11/05/15	911
JPMorgan Chase Bank NA	EUR	271,016		$299,711	11/05/15	1,681
JPMorgan Chase Bank NA	EUR	1,206,490		$1,336,361	11/05/15	9,613
UBS AG		$1,320,750	EUR	1,206,682	11/05/15	6,210
Westpac Banking Corp.		$3,961,042	EUR	3,583,000	11/05/15	(20,903)
JPMorgan Chase Bank NA	NZD	3,043,000		$2,032,499	11/16/15	(26,096)
UBS AG		$3,923,206	EUR	3,583,000	12/04/15	18,404
Westpac Banking Corp.	EUR	3,583,000		$3,962,529	12/04/15	20,919
HSBC Bank PLC	EUR	51,162,021		$56,716,682	12/15/15	419,265
HSBC Bank PLC	HKD	5,194,645		$670,359	12/15/15	39
HSBC Bank PLC	JPY	90,628,898		$752,583	12/15/15	1,067
HSBC Bank PLC	NZD	18,071,610		$12,099,395	12/15/15	(99,992)
HSBC Bank PLC	SGD	2,030,000		$1,447,708	12/15/15	717
HSBC Bank PLC	THB	30,100,000		$842,406	12/15/15	(2,582)
HSBC Bank PLC		$2,040,103	NZD	3,043,000	12/15/15	14,099
JPMorgan Chase Bank NA	AUD	5,627,784		$4,002,604	12/15/15	(2,019)
JPMorgan Chase Bank NA	CAD	8,044,770		$6,118,836	12/15/15	(31,953)

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2015 continued

COUNTERPARTY	CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION (DEPRECIATION)
JPMorgan Chase Bank NA	GBP	1,290,569		$1,976,442	12/15/15	$(12,708)
JPMorgan Chase Bank NA	HUF	2,611,914,651		$9,272,137	12/15/15	35,099
JPMorgan Chase Bank NA	MXN	64,989,507		$3,938,548	12/15/15	15,856
JPMorgan Chase Bank NA	PLN	17,313,097		$4,467,262	12/15/15	(7,414)
JPMorgan Chase Bank NA		$8,224	SEK	70,000	12/15/15	(23)
JPMorgan Chase Bank NA		$844,763	THB	30,100,000	12/15/15	225
JPMorgan Chase Bank NA	ZAR	44,358,473		$3,201,620	12/15/15	19,982
UBS AG	EUR	3,583,000		$3,923,851	12/15/15	(18,793)
UBS AG	EUR	1,206,682		$1,321,462	12/15/15	(6,341)
UBS AG	GBP	690,772		$1,066,559	12/15/15	1,874
UBS AG	KRW	805,000,000		$709,095	12/15/15	3,964
UBS AG	MYR	5,570,000		$1,306,475	12/15/15	13,768
Net Unrealized Appreciation						$44,918

Futures Contracts Open at October 31, 2015:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
9	Short	U.S. Treasury Ultra Long Bond, Dec-15	$(1,437,750)	$(9,358)
16	Short	U.S. Treasury Long Bond, Dec-15	(2,503,000)	(30,375)
54	Short	U.S. Treasury 5 yr. Note, Dec-15	(6,467,766)	29,532
73	Short	German Euro Bund, Dec-15	(12,619,950)	(280,125)
194	Short	U.S. Treasury 2 yr. Note, Dec-15	(42,419,312)	30,276
526	Short	U.S. Treasury 10 yr. Note, Dec-15	(67,163,625)	(58,369)
		Net Unrealized Depreciation		$(318,419)

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2015 continued

Credit Default Swap Agreements Open at October 31, 2015:

SWAP COUNTERPARTY & REFERENCE OBLIGATION	BUY/SELL PROTECTION	NOTIONAL AMOUNT (000)	INTEREST RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)	UPFRONT PAYMENTS PAID (RECEIVED)	VALUE	CREDIT RATING OF REFERENCE OBLIGATION†
								(unaudited)
Barclays Bank PLC Quest Diagnostics, Inc.	Buy	$395	1.00%	3/20/19	$(15,305)	$7,581	$(7,724)	BBB+
Deutsche Bank AG CMBX.NA.BB.60	Sell	749	5.00	5/11/63	(17,195)	5,106	(12,089)	NR
Goldman Sachs International CMBX.NA.BB.60	Sell	586	5.00	5/11/63	(9,058)	(401)	(9,459)	NR
Morgan Stanley & Co., LLC* CDX.NA.HY.24	Buy	4,529	5.00	6/20/20	64,100	(350,883)	(286,783)	NR
Total Credit Default Swaps		$6,259			$22,542	$(338,597)	$(316,055)

  NR  Not rated.

  †  Credit rating as issued by Standard & Poor's.

  *  Cleared swap agreement, the broker is Morgan Stanley & Co., LLC.

Currency Abbreviations:

AUD  Australian Dollar.

CAD  Canadian Dollar.

DKK  Danish Krone.

EUR  Euro.

GBP  British Pound.

HKD  Hong Kong Dollar.

HUF  Hungarian Forint.

JPY  Japanese Yen.

KRW  South Korean Won.

MXN  Mexican Peso.

MYR  Malaysian Ringgit.

NOK  Norwegian Krone.

NZD  New Zealand Dollar.

PLN  Polish Zloty.

SEK  Swedish Krona.

SGD  Singapore Dollar.

THB  Thai Baht.

ZAR  South African Rand.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Statements

Statement of Assets and Liabilities October 31, 2015

Assets:
Investments in securities, at value (cost $327,238,810) (including $18,364,293 for securities loaned)	$316,925,703
Investment in affiliate, at value (cost $24,241,296)	24,241,296
Total investments in securities, at value (cost $351,480,106)	341,166,999
Unrealized appreciation on open foreign currency forward exchange contracts	2,587,039
Cash (including foreign currency valued at $1,551,192 with a cost of $1,550,982)	2,109,380
Receivable for:
Investments sold	8,048,730
Interest	3,316,893
Shares of beneficial interest sold	2,591,918
Variation margin on open futures contracts	1,186,221
Premium paid on open swap agreements	12,687
Foreign withholding taxes reclaimed	7,896
Dividends from affiliate	2,546
Swap agreements termination	1,557
Prepaid expenses and other assets	67,095
Total Assets	361,098,961
Liabilities:
Collateral on securities loaned, at value	10,667,380
Unrealized depreciation on open swap agreements	41,558
Unrealized depreciation on open foreign currency forward exchange contracts	2,542,121
Due to broker	1,070,000
Payable for:
Investments purchased	10,918,390
Shares of beneficial interest redeemed	349,010
Advisory fee	88,338
Transfer and sub transfer agent fee	78,346
Dividends to shareholders	71,885
Distribution fee	37,432
Administration fee	22,241
Variation margin on open swap agreements	4,791
Premium received on open swap agreements	401
Accrued expenses and other payables	206,292
Total Liabilities	26,098,185
Net Assets	$335,000,776
Composition of Net Assets:
Paid-in-capital	$438,383,357
Net unrealized depreciation	(10,572,644)
Accumulated undistributed net investment income	2,522,178
Accumulated net realized loss	(95,332,115)
Net Assets	$335,000,776
Class A Shares:
Net Assets	$112,333,435
Shares Outstanding (unlimited shares authorized, $0.01 par value)	20,371,461
Net Asset Value Per Share	$5.51
Maximum Offering Price Per Share, (net asset value plus 4.44% of net asset value)	$5.75
Class B Shares:
Net Assets	$1,042,257
Shares Outstanding (unlimited shares authorized, $0.01 par value)	188,273
Net Asset Value Per Share	$5.54
Class L Shares:
Net Assets	$12,834,494
Shares Outstanding (unlimited shares authorized, $0.01 par value)	2,328,000
Net Asset Value Per Share	$5.51
Class I Shares:
Net Assets	$134,840,849
Shares Outstanding (unlimited shares authorized, $0.01 par value)	24,197,209
Net Asset Value Per Share	$5.57
Class C Shares:
Net Assets	$10,269,484
Shares Outstanding (unlimited shares authorized, $0.01 par value)	1,863,419
Net Asset Value Per Share	$5.51
Class IS Shares:
Net Assets	$63,680,257
Shares Outstanding (unlimited shares authorized, $0.01 par value)	11,425,703
Net Asset Value Per Share	$5.57

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Statements continued

Statement of Operations For the year ended October 31, 2015

Net Investment Income: Income
Interest	$10,907,852
Income from securities loaned - net	84,143
Dividends	23,531
Dividends from affiliate (Note 7)	17,174
Total Income	11,032,700
Expenses
Advisory fee (Note 4)	862,794
Distribution fee (Class A shares) (Note 5)	265,541
Distribution fee (Class B shares) (Note 5)	10,899
Distribution fee (Class L shares) (Note 5)	62,851
Distribution fee (Class C shares) (Note 5)	31,231
Professional fees	246,230
Administration fee (Note 4)	215,699
Sub transfer agent fees and expenses (Class A shares)	125,670
Sub transfer agent fees and expenses (Class B shares)	1,500
Sub transfer agent fees and expenses (Class L shares)	11,291
Sub transfer agent fees and expenses (Class I shares)	36,948
Sub transfer agent fees and expenses (Class C shares)	1,509
Custodian fees	152,643
Registration fees	106,261
Shareholder reports and notices	54,019
Transfer agent fees and expenses (Class A shares) (Note 6)	32,513
Transfer agent fees and expenses (Class B shares) (Note 6)	3,633
Transfer agent fees and expenses (Class L shares) (Note 6)	3,348
Transfer agent fees and expenses (Class I shares) (Note 6)	3,852
Transfer agent fees and expenses (Class C shares) (Note 6)	1,181
Transfer agent fees and expenses (Class IS shares) (Note 6)	1,905
Trustees' fees and expenses	18,940
Other	77,327
Total Expenses	2,327,785
Less: rebate from Morgan Stanley affiliated cash sweep (Note 7)	(13,407)
Less: reimbursement of class specific expenses (Class B shares) (Note 4)	(2,558)
Net Expenses	2,311,820
Net Investment Income	8,720,880

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Statements continued

Statement of Operations For the year ended October 31, 2015

Realized and Unrealized Gain (Loss): Realized Gain (Loss) on:
Investments	$(9,175,797)
Futures contracts	(398,186)
Swap agreements	(2,398,447)
Foreign currency forward exchange contracts	8,904,927
Foreign currency translation	(285,562)
Net Realized Loss	(3,353,065)
Change in Unrealized Appreciation (Depreciation) on:
Investments	(7,038,786)
Futures contracts	(264,749)
Swap agreements	278,894
Foreign currency forward exchange contracts	152,811
Foreign currency translation	14,011
Net Change in Unrealized Appreciation (Depreciation)	(6,857,819)
Net Loss	(10,210,884)
Net Decrease	$(1,490,004)

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR ENDED OCTOBER 31, 2015	FOR THE YEAR ENDED OCTOBER 31, 2014
Increase (Decrease) in Net Assets: Operations:
Net investment income	$8,720,880	$4,014,780
Net realized gain (loss)	(3,353,065)	3,040,307
Net change in unrealized appreciation (depreciation)	(6,857,819)	(2,695,497)
Net Increase (Decrease)	(1,490,004)	4,359,590
Dividends to Shareholders from Net Investment Income:
Class A shares	(4,342,549)	(3,156,820)
Class B shares	(44,400)	(50,105)
Class L shares	(473,894)	(235,196)
Class I shares	(3,390,468)	(449,051)
Class C shares	(95,863)*	—
Class IS shares	(2,930,775)	(120,333)
Total Dividends	(11,277,949)	(4,011,505)
Net increase from transactions in shares of beneficial interest	160,040,271	107,596,500
Net Increase	147,272,318	107,944,585
Net Assets:
Beginning of period	187,728,458	79,783,873
End of Period (Including accumulated undistributed net investment income of $2,522,178 and $1,474,990 respectively)	$335,000,776	$187,728,458

*  For the period April 30, 2015 through October 31, 2015.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2015

1. Organization and Accounting Policies

Morgan Stanley Global Fixed Income Opportunities Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund applies investment company accounting and reporting guidance. The Fund's primary investment objective is to seek a high level of current income and, as a secondary objective, to maximize total return, but only to the extent consistent with its primary objective. The Fund was organized as a Massachusetts business trust on December 20, 1991 and commenced operations on April 9, 1992. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class L shares, Class I shares, Class C shares and Class IS shares. The six classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, most Class B shares, and most Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class L shares, Class I shares and Class IS shares are not subject to a sales charge. Additionally, Class A shares, Class B shares, Class L shares, and Class C shares incur distribution expenses.

On April 30, 2015, the Fund commenced offering Class C shares. The Fund suspended offering Class B and Class L shares to all investors (February 25, 2013 and April 30, 2015, respectively). Class B and Class L shareholders of the Fund do not have the option of purchasing additional Class B or Class L shares. However, the existing Class B and Class L shareholders may invest through reinvestment of dividends and distributions.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) Certain portfolio securities may be valued by an outside pricing service approved by the Fund's Board of Trustees (the "Trustees"). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; (2) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (3) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited (the "Sub-Adviser"), each a wholly owned subsidiary of

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2015 continued

Morgan Stanley, determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (5) certain senior collateralized loans ("Senior Loans") are valued based on quotations received from an independent pricing service; (6) futures are valued at the latest price published by the commodities exchange on which they trade; (7) swaps are marked-to-market daily based upon quotations from market makers; (8) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (9) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (10) short-term taxable debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such price does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser. Other taxable short-term debt securities with maturities of more than 60 days will be valued on a mark-to-market basis until such time as they reach a maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Adviser determines such price does not reflect the securities' fair value, in which case these securities will be valued at their fair market value as determined by the Adviser.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2015 continued

convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Multiple Class Allocations — Investment income, realized and unrealized gain (loss), and non-class specific expenses are allocated daily based upon the proportion of net assets of each class. Class specific expenses are borne by the respective share classes and include Distribution, Transfer Agent and Sub Transfer Agent fees.

D. Senior Loans — Senior Loans are typically structured by a syndicate of lenders ("Lenders"), one or more of which administers the Senior Loan on behalf of the Lenders ("Agent"). Lenders may sell interests in Senior Loans to third parties ("Participations") or may assign all or a portion of their interest in a Senior Loan to third parties ("Assignments"). Senior Loans are exempt from registration under the Securities Act of 1933. Presently, Senior Loans are not readily marketable and are often subject to restrictions on resale.

E. Foreign Currency Translation and Foreign Investments — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

— investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

— investment transactions and investment income at the prevailing rates of exchange on the dates of  such transactions.

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Notes to Financial Statements  ■  October 31, 2015 continued

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

F. Securities Lending — The Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund receives cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations.

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Notes to Financial Statements  ■  October 31, 2015 continued

The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of October 31, 2015.

GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES

GROSS ASSET AMOUNT PRESENTED IN STATEMENT OF ASSETS AND LIABILITIES		FINANCIAL INSTRUMENT	COLLATERAL RECEIVED		NET AMOUNT (NOT LESS THAN $0)
$18,364,293	(a)	$—	$(18,364,293	)(b)(c)	$0

(a)  Represents market value of loaned securities at period end.

(b)  The Fund received cash collateral of $10,667,380, of which $10,449,192 was subsequently invested in Repurchase Agreement and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of October 31, 2015, there was uninvested cash of $218,188, which is not reflected in the Portfolio of Investments. In addition, the Fund received non-cash collateral of $8,083,408 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(c)  The actual collateral received is greater than the amount shown here due to overcollateralization.

G. Repurchase Agreements — The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

H. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually.

I. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and

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Notes to Financial Statements  ■  October 31, 2015 continued

assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

J. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

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Notes to Financial Statements  ■  October 31, 2015 continued

The following is a summary of the inputs used to value the Fund's investments as of October 31, 2015.

INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS		TOTAL
Assets:
Fixed Income Securities
Corporate Bonds	$—	$133,196,286	$—	†	$133,196,286	†
Sovereign	—	66,117,977	—		66,117,977
Agency Fixed Rate Mortgages	—	214,833	—		214,833
Asset-Backed Securities	—	24,346,556	—		24,346,556
Collateralized Mortgage Obligations — Agency Collateral Series	—	2,251,196	—		2,251,196
Commercial Mortgage-Backed Securities	—	19,203,509	—		19,203,509
Mortgages — Other	—	45,683,655	—		45,683,655
U.S. Treasury Securities	—	15,848,115	—		15,848,115
Variable Rate Senior Loan Interests	—	5,514,831	—		5,514,831
Total Fixed Income Securities	—	312,376,958	—	†	312,376,958	†
Short-Term Investments
U.S. Treasury Security	—	2,974,039	—		2,974,039
Investment Company	24,241,296	—	—		24,241,296
Repurchase Agreement	—	1,574,706	—		1,574,706
Total Short-Term Investments	24,241,296	4,548,745	—		28,790,041
Foreign Currency Forward Exchange Contracts	—	2,587,039	—		2,587,039
Futures Contracts	59,808	—	—		59,808
Credit Default Swap Agreement	—	64,100	—		64,100
Total Assets	24,301,104	319,576,842	—	†	343,877,946	†
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(2,542,121)	—		(2,542,121)
Futures Contracts	(378,227)	—	—		(378,227)
Credit Default Swap Agreements	—	(41,558)	—		(41,558)
Total Liabilities	(378,227)	(2,583,679)	—		(2,961,906)
Total	$23,922,877	$316,993,163	$—	†	$340,916,040	†

†  Includes one security which is valued at zero.

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Notes to Financial Statements  ■  October 31, 2015 continued

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of October 31, 2015, the Fund did not have any investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

CORPORATE BOND
Beginning Balance	$—	†
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	—
Realized gains (losses)	—
Ending Balance	$—	†
Net change in unrealized appreciation (depreciation) from investments still held as of October 31, 2015	$—

†  Includes one security which is valued at zero.

3. Derivatives

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

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Notes to Financial Statements  ■  October 31, 2015 continued

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts The Fund entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

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Futures A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Swaps The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

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Notes to Financial Statements  ■  October 31, 2015 continued

The Fund's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Fund may be either the buyer or seller in a credit default swap. Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

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Notes to Financial Statements  ■  October 31, 2015 continued

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) broker" in the Statement of Assets and Liabilities.

Upfront payments received or paid by the Fund will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of October 31, 2015.

PRIMARY RISK EXPOSURE	ASSET DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		LIABILITY DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest Rate Risk	Variation margin on open futures contracts	$59,808	(d)	Variation margin on open futures contracts	$(378,227	)(d)
Credit Risk	Unrealized appreciation on open swap agreements	—		Unrealized depreciation on open swap agreements	(41,558)
	Variation margin on open swap agreements	64,100	(d)	Variation margin on open swap agreements	—
Foreign Currency Risk	Unrealized appreciation on open foreign currency forward exchange contracts	2,587,039		Unrealized depreciation on open foreign currency forward exchange contracts	(2,542,121)
		$2,710,947			$(2,961,906)

(d)  Includes cumulative appreciation (depreciation) as reported in the Portfolio of Investments. Only current day's net variation margin is reported within the Statement of Assets and Liabilities.

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Notes to Financial Statements  ■  October 31, 2015 continued

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended October 31, 2015 in accordance with ASC 815.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS

PRIMARY RISK EXPOSURE	FUTURES	FOREIGN CURRENCY FORWARD EXCHANGE	SWAP AGREEMENTS
Interest Rate Risk	$(398,186)	$—	$(2,291,539)
Credit Risk	—	—	(106,908)
Foreign Currency Risk	—	8,904,927	—
Total	$(398,186)	$8,904,927	$(2,398,447)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS

PRIMARY RISK EXPOSURE	FUTURES	FOREIGN CURRENCY FORWARD EXCHANGE	SWAP AGREEMENTS
Interest Rate Risk	$(264,749)	$—	$241,229
Credit Risk	—	—	37,665
Foreign Currency Risk	—	152,811	—
Total	$(264,749)	$152,811	$278,894

At October 31, 2015, the Fund's derivative assets and liabilities are as follows:

GROSS AMOUNTS OF ASSETS AND LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES

DERIVATIVES(e)	ASSETS(f)	LIABILITIES(f)
Foreign Currency Forward Exchange Contracts	$2,587,039	$(2,542,121)
Swap Agreements	—	(41,558)
Total	$2,587,039	$(2,583,679)

(e)  Excludes exchange-traded derivatives.

(f)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties,

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Notes to Financial Statements  ■  October 31, 2015 continued

including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of October 31, 2015.

GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES

COUNTERPARTY	GROSS ASSET DERIVATIVES PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	COLLATERAL RECEIVED	NET AMOUNT (NOT LESS THAN $0)
Citibank NA	$102,911	$(102,911)	$—	$0
Commonwealth Bank of Australia	37,628	—	—	37,628
Deutsche Bank AG	920,964	—	(920,964)	0
HSBC Bank PLC	579,035	(579,035)	—	0
JPMorgan Chase Bank NA	347,041	(347,041)	—	0
UBS AG	570,573	(570,573)	—	0
Westpac Banking Corp.	28,887	(20,903)	—	7,984
Total	$2,587,039	$(1,620,463)	$(920,964)	$45,612

GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES

COUNTERPARTY	GROSS LIABILITY DERIVATIVES PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	COLLATERAL PLEDGED(g)	NET AMOUNT (NOT LESS THAN $0)
Barclays Bank PLC	$15,305	$—	$—	$15,305
Citibank NA	129,381	(102,911)	(26,470)	0
Deutsche Bank AG	17,195	—	—	17,195
Goldman Sachs International	9,058	—	—	9,058
HSBC Bank PLC	654,555	(579,035)	—	75,520
JPMorgan Chase Bank NA	670,212	(347,041)	—	323,171
State Street Bank and Trust Co.	5,538	—	—	5,538
UBS AG	1,061,532	(570,573)	—	490,959
Westpac Banking Corp.	20,903	(20,903)	—	0
Total	$2,583,679	$(1,620,463)	$(26,470)	$936,746

(g)  In some instances, the actual collateral pledged may be more than the amount shown here due to overcollateralization.

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Notes to Financial Statements  ■  October 31, 2015 continued

For the year ended October 31, 2015, the average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$239,750,127
Futures Contracts:
Average monthly original value	$151,339,029
Swap Agreements:
Average monthly notional amount	$84,398,949

4. Advisory/Administration and Sub-Advisory Agreements

Pursuant to an Investment Advisory Agreement with the Adviser, the Fund pays an advisory fee, accrued daily and paid monthly, by applying the annual rate of 0.32% to the net assets of the Fund determined as of the close of each business day.

The Adviser also serves as the Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

Under a Sub-Advisory Agreement between the Adviser and the Sub-Adviser, the Sub-Adviser provides the Fund with advisory services, subject to the overall supervision of the Adviser and the Fund's Officers and Trustees. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

The Adviser/Administrator has agreed to reduce its advisory fee, its administration fee and/or reimburse the Fund so that total annual operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.05% for Class A, 1.69% for Class B, 1.34% for Class L, 0.70% for Class I, 1.80% for Class C (effective April 30, 2015) and 0.67% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time that the Trustees act to discontinue all or a portion of such waivers and/or expense reimbursements when they deem such action is appropriate. For the year ended October 31, 2015, $2,558 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2015 continued

5. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distribution, Inc. (the "Distributor"), an affiliate of the Adviser/Administrator and Sub-Adviser. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A — up to 0.25% of the average daily net assets of Class A shares; (ii) Class B — up to 0.85% of the average daily net assets of Class B shares; (iii) Class L — up to 0.50% of the average daily net assets of Class L shares; and (iv) Class C — up to1.00% of the average daily net assets of Class C shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $12,695,663 at October 31, 2015.

In the case of Class A shares, Class L shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25%, 0.50% and 1.00% of the average daily net assets of Class A shares, Class L shares and Class C shares, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Financial Intermediaries at the time of sale may be reimbursed in the subsequent calendar year. For the year ended October 31, 2015, the distribution fee was accrued for Class A shares, Class L shares and Class C shares at the annual rate of 0.25%, 0.50% and 1.00%, respectively.

The Distributor has informed the Fund that for the year ended October 31, 2015, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares and Class B shares of $4,783 and $2,974, respectively, and received $26,208 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges, which are not an expense of the Fund.

6. Dividend Disbursing and Transfer Agent

The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Fund.

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2015 continued

7. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended October 31, 2015, aggregated $414,221,619 and $255,337,586, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $32,622,050 and $19,581,656, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended October 31, 2015, advisory fees paid were reduced by $13,407 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended October 31, 2015 is as follows:

VALUE OCTOBER 31, 2014	PURCHASES AT COST	SALES	DIVIDEND INCOME	VALUE OCTOBER 31, 2015
$33,193,266	$207,164,920	$216,116,890	$17,174	$24,241,296

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended October 31, 2015, included in "Trustees' fees and expenses" in the Statement of Operations amounted to $12,419. At October 31, 2015, the Fund had an accrued pension liability of $75,969, which is included in "Accrued expenses and other payables" in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2015 continued

from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

8. Federal Income Tax Status

It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended October 31, 2015, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2015 and 2014 was as follows:

2015 DISTRIBUTIONS PAID FROM: ORDINARY INCOME	2014 DISTRIBUTIONS PAID FROM: ORDINARY INCOME
$11,277,949	$4,011,505

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2015 continued

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to gains/losses on paydowns, swaps and foreign currency, tax adjustments on passive foreign investment companies and debt securities sold by the Fund and an expired capital loss carryforward, resulted in the following reclassifications among the Fund's components of net assets at October 31, 2015:

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN-CAPITAL
$3,604,257	$(3,492,713)	$(111,544)

At October 31, 2015, the components of distributable earnings for the Fund on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
$3,758,785	—

At October 31, 2015, the Fund had available for Federal income tax purposes unused short-term capital losses of $5,197,053 and long-term capital losses of $900,891 that do not have an expiration date.

In addition, at October 31, 2015, the Fund had available for Federal income tax purposes capital loss carryforwards which will expire on the indicated dates:

AMOUNT	EXPIRATION
$14,113,199	October 31, 2016
29,800,962	October 31, 2017
44,367,385	October 31, 2018

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2015 continued

9. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	FOR THE YEAR ENDED OCTOBER 31, 2015		FOR THE YEAR ENDED OCTOBER 31, 2014
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	8,875,010	$50,241,758	11,070,661	$64,596,534
Conversion from Class B	39,383	223,338	93,779	539,519
Reinvestment of dividends	729,211	4,123,473	510,330	2,959,260
Redeemed	(7,756,390)	(43,991,960)	(5,346,856)	(31,078,870)
Net increase — Class A	1,887,214	10,596,609	6,327,914	37,016,443
CLASS B SHARES
Sold	29,800	169,792	62,791	363,134
Conversion to Class A	(39,274)	(223,338)	(93,552)	(539,519)
Reinvestment of dividends	7,203	40,954	8,081	46,822
Redeemed	(68,945)	(394,151)	(64,990)	(374,914)
Net decrease — Class B	(71,216)	(406,743)	(87,670)	(504,477)
CLASS L SHARES
Sold	1,144,646	$6,551,273	714,674	$4,171,378
Reinvestment of dividends	82,733	467,711	39,726	230,026
Redeemed	(507,756)	(2,870,509)	(197,070)	(1,140,535)
Net increase — Class L	719,623	4,148,475	557,330	3,260,869
CLASS I SHARES
Sold	22,905,772	131,017,821	6,131,677	36,303,254
Reinvestment of dividends	527,260	2,996,715	76,197	448,586
Redeemed	(4,344,964)	(24,665,607)	(1,647,281)	(9,575,775)
Net increase — Class I	19,088,068	109,348,929	4,560,593	27,176,065
CLASS C SHARES
Sold	1,908,891 *	10,741,074 *	—	—
Reinvestment of dividends	16,931 *	94,037 *	—	—
Redeemed	(62,403)*	(349,934)*	—	—
Net increase — Class C	1,863,419	10,485,177	—	—
CLASS IS SHARES
Sold	4,930,972	28,629,343	6,939,672	40,527,682
Reinvestment of dividends	434,668	2,479,481	20,568	119,918
Redeemed	(901,979)	(5,241,000)	—	—
Net increase — Class IS	4,463,661	25,867,824	6,960,240	40,647,600
Net increase in Fund	27,950,769	$160,040,271	18,318,407	$107,596,500

*  For the period April 30, 2015 through October 31, 2015.

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2015 continued

10. Purposes of and Risks Relating to Certain Financial Instruments

The Fund may invest in mortgage securities, including securities issued by the Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. The securities held by the Fund are not backed by sub-prime mortgages.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States; rather, they are supported by the right of the issuer to borrow from the U.S. Department of the Treasury.

The Federal Housing Finance Agency ("FHFA") serves as conservator of FNMA and FHLMC and the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

The Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

11. Other

At October 31, 2015, the Fund had otherwise unaffiliated record owners of 10% or greater. Investment activites of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 37.7%.

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED OCTOBER 31,
	2015		2014		2013		2012		2011
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$5.77		$5.65		$5.70		$5.35		$5.40
Income (loss) from investment operations:
Net investment income(1)	0.18		0.22		0.26		0.26		0.32
Net realized and unrealized gain (loss)	(0.21)		0.11		(0.06)		0.39		(0.07)
Total income (loss) from investment operations	(0.03)		0.33		0.20		0.65		0.25
Less dividends from net investment income	(0.23)		(0.21)		(0.25)		(0.30)		(0.30)
Net asset value, end of period	$5.51		$5.77		$5.65		$5.70		$5.35
Total Return(2)	(0.53)%		5.91%		3.53%		12.54%		4.87%
Ratios to Average Net Assets:
Net expenses	1.04	%(3)	1.16	%(3)(4)	1.19	%(3)(4)	1.09	%(3)	1.12	%(3)
Net investment income	3.16	%(3)	3.72	%(3)(4)	4.51	%(3)(4)	4.76	%(3)	6.02	%(3)
Rebate from Morgan Stanley affiliate	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Supplemental Data:
Net assets, end of period, in thousands	$112,333		$106,612		$68,732		$77,573		$78,145
Portfolio turnover rate	102%		83%		91%		131%		74%

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (4)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2014	1.20%	3.68%
October 31, 2013	1.31	4.39

  (5)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,
	2015		2014		2013		2012		2011
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$5.79		$5.67		$5.72		$5.37		$5.42
Income (loss) from investment operations:
Net investment income(1)	0.15		0.18		0.22		0.23		0.29
Net realized and unrealized gain (loss)	(0.21)		0.11		(0.06)		0.38		(0.07)
Total income (loss) from investment operations	(0.06)		0.29		0.16		0.61		0.22
Less dividends from net investment income	(0.19)		(0.17)		(0.21)		(0.26)		(0.27)
Net asset value, end of period	$5.54		$5.79		$5.67		$5.72		$5.37
Total Return(2)	(1.01)%		5.15%		2.85%		11.79%		4.19%
Ratios to Average Net Assets:
Net expenses	1.68	%(3)(4)	1.84	%(3)(4)	1.77	%(3)(4)	1.69	%(3)	1.72	%(3)
Net investment income	2.63	%(3)(4)	3.10	%(3)(4)	3.91	%(3)(4)	4.16	%(3)	5.42	%(3)
Rebate from Morgan Stanley affiliate	0.01%		0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Supplemental Data:
Net assets, end of period, in thousands	$1,042		$1,502		$1,969		$4,406		$6,335
Portfolio turnover rate	102%		83%		91%		131%		74%

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (4)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2015	1.88%	2.43%
October 31, 2014	2.02	2.92
October 31, 2013	1.88	3.80

  (5)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,
	2015		2014		2013		2012		2011
Class L Shares
Selected Per Share Data:
Net asset value, beginning of period	$5.77		$5.65		$5.70		$5.35		$5.40
Income (loss) from investment operations:
Net investment income(1)	0.17		0.20		0.24		0.23		0.29
Net realized and unrealized gain (loss)	(0.21)		0.12		(0.06)		0.39		(0.07)
Total income (loss) from investment operations	(0.04)		0.32		0.18		0.62		0.22
Less dividends from net investment income	(0.22)		(0.20)		(0.23)		(0.27)		(0.27)
Net asset value, end of period	$5.51		$5.77		$5.65		$5.70		$5.35
Total Return(2)	(0.73)%		5.63%		3.16%		11.88%		4.24%
Ratios to Average Net Assets:
Net expenses	1.25	%(3)	1.42	%(3)(4)	1.55	%(3)(4)	1.68	%(3)	1.71	%(3)
Net investment income	2.94	%(3)	3.46	%(3)(4)	4.15	%(3)(4)	4.17	%(3)	5.43	%(3)
Rebate from Morgan Stanley affiliate	0.01	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Supplemental Data:
Net assets, end of period, in thousands	$12,834		$9,275		$5,942		$6,744		$6,210
Portfolio turnover rate	102%		83%		91%		131%		74%

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period. Effective February 25, 2013, Class C shares were renamed Class L shares. Class C shares held for less than one year were subject to a 1.0% contingent deferred sales charge. The contingent deferred sales charge on Class L shares was eliminated effective February 25, 2013.

  (3)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (4)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2014	1.44%	3.44%
October 31, 2013	1.67	4.03

  (5)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,
	2015		2014		2013		2012		2011
Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$5.82		$5.71		$5.75		$5.39		$5.44
Income (loss) from investment operations:
Net investment income(1)	0.18		0.23		0.27		0.28		0.34
Net realized and unrealized gain (loss)	(0.18)		0.11		(0.05)		0.39		(0.07)
Total income (loss) from investment operations	(0.00	)†	0.34		0.22		0.67		0.27
Less dividends from net investment income	(0.25)		(0.23)		(0.26)		(0.31)		(0.32)
Net asset value, end of period	$5.57		$5.82		$5.71		$5.75		$5.39
Total Return(2)	(0.17)%		6.19%		3.95%		12.91%		5.09%
Ratios to Average Net Assets:
Net expenses	0.69	%(3)(4)	0.80	%(3)(4)	0.94	%(3)(4)	0.84	%(3)	0.87	%(3)
Net investment income	3.18	%(3)(4)	3.88	%(3)(4)	4.77	%(3)(4)	5.01	%(3)	6.27	%(3)
Rebate from Morgan Stanley affiliate	0.01%		0.01%		0.00	%(5)	0.00	%(5)	0.00	%(5)
Supplemental Data:
Net assets, end of period, in thousands	$134,841		$29,761		$3,130		$1,892		$804
Portfolio turnover rate	102%		83%		91%		131%		74%

  †  Amount is less than $0.005 per share.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Calculated based on the net asset value as of the last business day of the period.

  (3)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (4)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2014	0.86%	3.82%
October 31, 2013	1.08	4.63

  (5)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Highlights continued

	FOR PERIOD FROM APRIL 30, 2015^ TO OCTOBER 31, 2015
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$5.73
Income (loss) from investment operations:
Net investment income(1)	0.03
Net realized and unrealized loss	(0.17)
Total loss from investment operations	(0.14)
Less dividends from net investment income	(0.08)
Net asset value, end of period	$5.51
Total Return(2)	(2.48	)%(5)
Ratios to Average Net Assets:
Net expenses	1.74	%(3)(6)
Net investment income	1.22	%(3)(6)
Rebate from Morgan Stanley affiliate	0.00	%(4)(6)
Supplemental Data:
Net assets, end of period, in thousands	$10,269
Portfolio turnover rate	102	%(5)

  ^  Commencement of operations.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

(2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (4)  Amount is less than 0.005%.

  (5)  Not annualized.

  (6)  Annualized.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,				FOR PERIOD FROM
					SEPTEMBER 13, 2013^
	2015		2014		TO OCTOBER 31, 2013
Class IS Shares
Selected Per Share Data:
Net asset value, beginning of period	$5.83		$5.71		$5.55
Income (loss) from investment operations:
Net investment income(1)	0.21		0.18		0.03
Net realized and unrealized gain (loss)	(0.22)		0.17		0.17
Total income (loss) from investment operations	(0.01)		0.35		0.20
Less dividends from net investment income	(0.25)		(0.23)		(0.04)
Net asset value, end of period	$5.57		$5.83		$5.71
Total Return(2)	(0.13)%		6.21%		3.70	%(6)
Ratios to Average Net Assets:
Net expenses	0.64	%(3)	0.66	%(3)(4)	0.84	%(3)(4)(7)
Net investment income	3.60	%(3)	3.06	%(3)(4)	4.54	%(3)(4)(7)
Rebate from Morgan Stanley affiliate	0.00%		0.02%		0.00	%(5)(7)
Supplemental Data:
Net assets, end of period, in thousands	$63,680		$40,579		$10
Portfolio turnover rate	102%		83%		91	%(6)

  ^  Commencement of operations.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Calculated based on the net asset value as of the last business day of the period.

  (3)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (4)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2014	0.97%	2.75%
October 31, 2013	1.91	3.47

  (5)  Amount is less than 0.005%.

  (6)  Not annualized.

  (7)  Annualized.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Global Fixed Opportunities Fund

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Global Fixed Income Opportunities Fund (the "Fund"), including the portfolio of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Global Fixed Income Opportunities Fund at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 23, 2015

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Adviser (as defined herein), to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Sub-Adviser together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2014, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that while the Fund's management fee was lower than its

Investment Advisory Agreement Approval (unaudited) continued

peer group average, the total expense ratio was higher but close to its peer group average. After discussion, the Board concluded that the Fund's (i) performance was competitive with its peer group average and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund support its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the

Investment Advisory Agreement Approval (unaudited) continued

competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Global Fixed Income Opportunities Fund

U.S. Privacy Policy (unaudited)

An Important Notice Concerning Our U.S. Privacy Policy

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

Morgan Stanley Global Fixed Income Opportunities Fund

U.S. Privacy Policy (unaudited) continued

1. What Personal Information Do We Collect From You?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2. When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

a. Information We Disclose to Affiliated Companies. We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

Morgan Stanley Global Fixed Income Opportunities Fund

U.S. Privacy Policy (unaudited) continued

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4. How Can You Limit Our Sharing Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

Morgan Stanley Global Fixed Income Opportunities Fund

U.S. Privacy Policy (unaudited) continued

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:
Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7. What if an affiliated company becomes a nonaffiliated third party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies,

Morgan Stanley Global Fixed Income Opportunities Fund

U.S. Privacy Policy (unaudited) continued

your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

Special Notice to Residents of Vermont
The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

Special Notice to Residents of California
The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Morgan Stanley Global Fixed Income Opportunities Fund

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); Formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (February 2007-December 2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				96

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA of the USA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity, J Street Cup Golf; Trustee of Fairhaven United Methodist Church.

Kathleen A. Dennis (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	96	Director of various nonprofit organizations.

Morgan Stanley Global Fixed Income Opportunities Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Independent Trustee***
Nancy C. Everett (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since January 2015	Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	96

Member of Virginia Commonwealth University Board of Visitors; Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000- December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	96

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Member, University of Cincinnati Foundation Investment Committee; formerly, Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Morgan Stanley Global Fixed Income Opportunities Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Independent Trustee***
Dr. Manuel H. Johnson (66) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	98	Director of NVR, Inc. (home construction).
Joseph J. Kearns (73) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	99	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

Morgan Stanley Global Fixed Income Opportunities Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				96	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (79) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	98	None.

Morgan Stanley Global Fixed Income Opportunities Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Independent Trustee***
W. Allen Reed (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	96	Director of Temple- Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (83) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	99	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-December 2012).

Morgan Stanley Global Fixed Income Opportunities Fund

Trustee and Officer Information (unaudited) continued

Interested Trustee:

Name, Age and Address of Interested Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (67) One New York Plaza, New York, NY 10004	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	97

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

  *  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

  **  The Fund Complex includes (as of December 31, 2014) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

  ***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Morgan Stanley Global Fixed Income Opportunities Fund

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (52) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012); for MSIM's Long Only business.

Stefanie V. Chang Yu (49) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (50) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (50) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (48) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

  *  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and has qualified.

Federal Tax Notice (unaudited)
For Federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended October 31, 2015. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of $21,141 as taxable at this lower rate.
In January, the Fund provides tax information to shareholders for the preceding calendar year.

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Item 2.  Code of Ethics.

(a)                                 The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                 The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)                                 Not applicable.

(3)                                 Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2015

	Registrant		Covered Entities(1)
Audit Fees	$57,908		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$5,000	(3)	$7,968,463	(4)
All Other Fees	$—		$212,000	(5)
Total Non-Audit Fees	$5,000		$8,180,463

Total	$62,908		$8,180,463

2014

	Registrant		Covered Entities(1)
Audit Fees	$49,908		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$4,519	(3)	$8,152,733	(4)
All Other Fees	$—		$280,341	(5)
Total Non-Audit Fees	$4,519		$8,433,074

Total	$54,427		$8,433,074

N/A- Not applicable, as not required by Item 4.

(1)         Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)         Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)         All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                 This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Jakki L. Haussler, Joseph J. Kearns, Michael F. Klein and W. Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Global Fixed Income Opportunities Fund

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
December 17, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
December 17, 2015

/s/ Francis Smith
Francis Smith
Principal Financial Officer
December 17, 2015